THE LEXINGTON FUNDS
                                  P.O. Box 1515

                             Park 80 West Plaza Two

                         Saddle Brook, New Jersey 07663

                                            Shareholder Services--1-800-526-0056
                                                                  1-201-845-7300

                        Institutional/Financial Adviser Services--1-800-367-9160
                                     24 Hour Account Information--1-800-526-0052

PROSPECTUS


May 1, 1997


      The following eleven mutual funds (each a "Fund," and collectively the "Funds") are offered in this Prospectus:


    FUND NAME                                                     NASDAQ SYMBOL
    Lexington Convertible Securities Fund                            CNCVX
    Lexington Crosby Small Cap Asia Growth Fund, Inc.                LXCAX
    Lexington GNMA Income Fund, Inc.                                 LEXNX
    Lexington Goldfund, Inc.                                         LEXMX
    Lexington Growth and Income Fund, Inc.                           LEXRX
    Lexington International Fund, Inc.                               LEXIX
    Lexington Money Market Trust                                     LMMXX
    Lexington Ramirez Global Income Fund                             LEBDX
    Lexington SmallCap Value Fund, Inc.                              LESVX
    Lexington Troika Dialog Russia Fund, Inc.                        LETRX
    Lexington Worldwide Emerging Markets Fund, Inc.                  LEXGX


      Each Fund's shares offered in this Prospectus are sold at net asset value with no sales load, no commissions and (except for certain redemptions of the Lexington Troika Dialog Russia Fund) no redemption or exchange fees. The minimum initial investment in each Fund is $1000 ($5,000 for the Lexington Troika Dialog Russia Fund), and subsequent investments must be at least $50. See "How to Invest in the Funds."


      Each Fund is an open-end management investment company and managed by Lexington Management Corporation (the "Manager"), an affiliate of Lexington Funds Distributor Inc. (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. The Lexington Convertible Securities and Lexington Ramirez Global Income Funds may invest without limitation in lower rated debt securities commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. Lexington Troika Dialog Russia Fund involves speculative investments and special risks, such as political, economic and legal uncertainties, currency fluctuations, portfolio settlement and custody risks and risks of loss arising out of Russia's system of share registration. The Fund may not be appropriate for all investors. As with all mutual funds, there is no guarantee a Fund will achieve its objective.

      Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information dated May 1,1997, has been filed with the Securities and Exchange Commission, is incorporated to this Prospectus by reference and is available without charge by calling the appropriate telephone number above or writing to the address listed above. Information about the Lexington Funds is available on the Internet at http://www.sec.gov or http://www.lexingtonfunds.com

     AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LEXINGTON MONEY MARKET TRUST WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF (OR ENDORSED OR GUARANTEED BY)ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, AND THEIR VALUE AND RETURN WILL FLUCTUATE.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

The Lexington Funds ...............................  3
Fees and Expenses of the Funds ....................  5
Financial Highlights ..............................  8
The Funds' Investment Objectives
  and Policies .................................... 19
Portfolio Securities .............................. 28
Other Investment Practices ........................ 32
Risk Considerations ............................... 34
Management of the Funds ........................... 41
How to Contact the Funds .......................... 52
How to Invest in the Funds ........................ 52
How to Redeem an Investment
  in the Funds .................................... 55
Exchange/Telephone Redemption
   Privileges and Restrictions .................... 58
How Net Asset Value is Determined ................. 59
Dividends and Distributions ....................... 61
Taxation .......................................... 62
General Information ............................... 63
Back-up Withholding ............................... 65
Glossary .......................................... 66

THE LEXINGTON FUNDS

      The Funds' investment objectives are summarized below. See "The Funds' Investment Objectives and Policies" beginning on page 19, "Portfolio Securities" beginning on page 28, "Other Investment Practices" beginning on page 19 and "Risk Considerations" beginning on page 35 for more detailed information.

INTERNATIONAL FUNDS

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

      The Lexington Crosby Small Cap Asia Growth Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia Region with a market capitalization of less than $1 billion.


LEXINGTON INTERNATIONAL FUND, INC.


      The Lexington International Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries.

LEXINGTON RAMIREZ GLOBAL INCOME FUND

      The Lexington Ramirez Global Income Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Lexington Ramirez Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities, commonly known as "junk bonds."

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.


      The Lexington Troika Dialog Russia Fund's investment objective is to seek long-term capital appreciation through investment primarily in the equity securities of Russian companies.


LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.

      The Lexington Worldwide Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.

DOMESTIC EQUITY FUNDS

LEXINGTON CONVERTIBLE SECURITIES FUND

      The Lexington Convertible Securities Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholders capital.

LEXINGTON GROWTH AND INCOME FUND, INC.

      The Lexington Growth and Income Fund's principal investment objective is long term appreciation of capital. Income is a secondary objective.

LEXINGTON SMALLCAP VALUE FUND, INC.

      The Lexington SmallCap Value Fund's principal investment objective is long term capital appreciation. The Lexington SmallCap Value Fund will seek to obtain its objective through investment in common stocks and equivalents primarily of companies domiciled in the United States with a market capitalization of less than $1 billion.

PRECIOUS METALS FUNDS

LEXINGTON GOLDFUND, INC.

      The Lexington Goldfund's investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold securities of companies engaged in mining or processing gold throughout the world.

DOMESTIC FIXED-INCOME FUNDS

LEXINGTON GNMA INCOME FUND, INC.

      The Lexington GNMA Income Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

MONEY MARKET FUNDS

LEXINGTON MONEY MARKET TRUST

      The Lexington Money Market Trust's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

FEES AND EXPENSES OF THE FUNDS

SHAREHOLDER TRANSACTION EXPENSES

      An investor would pay the following charges when buying or redeeming shares of a Fund:

                                 MAXIMUM
         MAXIMUM                  SALES
          SALES               LOAD IMPOSED           DEFERRED SALES         REDEMPTION
      LOAD IMPOSED            ON REINVESTED               LOAD                 FEES+           EXCHANGE FEES
      ON PURCHASES              DIVIDENDS
------------------------------------------------------------------------------------------------------------
      None                    None                    None                  None                None
------------------------------------------------------------------------------------------------------------

+ Shareholders effecting redemptions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be directly deducted from redemption proceeds. LEXINGTON TROIKA DIALOG RUSSIA FUND ONLY: you will pay a redemption fee of 2% for shares you redeem within 365 days after you have purchased them. See "How to Redeem an Investment in the Funds."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):


                                                                                                                       TOTAL FUND
                                                 MANAGEMENT                RULE 12B-1              OTHER                OPERATING
                                                    FEES                      FEES                 FEES                 EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
   INTERNATIONAL FUNDS

   Lexington Crosby Small Cap Asia
     Growth Fund                                    1.25                                           1.17                   2.42 *
   Lexington International Fund                     1.00                      0.25                 0.50                   1.75 *
   Lexington Ramirez Global Income Fund             1.00                      0.25                 0.25                   1.50 *
   Lexington Troika Dialog Russia Fund              1.25                      0.25                 1.65                   3.35 *
   Lexington Worldwide Emerging
     Markets Fund                                   1.00                                           0.76                   1.76
-----------------------------------------------------------------------------------------------------------------------------------
   DOMESTIC EQUITY FUNDS
   Lexington Convertible Securities
      Fund                                          1.00                      0.25                 1.14                   2.39
   Lexington Growth and Income Fund                 0.68                      0.25                 0.20                   1.13
   Lexington SmallCap Value Fund                    1.00                      0.25                 1.23                   2.48 *
-----------------------------------------------------------------------------------------------------------------------------------
   PRECIOUS METALS FUNDS
   Lexington Goldfund                               0.84                      0.25                 0.51                   1.60
-----------------------------------------------------------------------------------------------------------------------------------
   DOMESTIC FIXED-INCOME FUNDS
   Lexington GNMA Income Fund                       0.60                                           0.45                   1.05
-----------------------------------------------------------------------------------------------------------------------------------
   MONEY MARKET FUNDS
   Lexington Money Market Trust                     0.50                                           0.50                   1.00 *
   * Net of reimbursement or waivers


       This table is intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS


       Assuming, hypothetically, that each fund's annual return is 5% and that its operating expenses are as set forth on previous page, an investor buying $1,000 of a fund's shares would have paid the following total expenses upon redeeming such shares:


                                                               1 YEAR            3 YEARS             5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
 Lexington Crosby Small Cap Asia Growth Fund                    24.51             75.45              129.05             275.63
 Lexington International Fund                                   17.78             55.11               94.89             206.24
 Lexington Ramirez Global Income Fund                           15.26             47.41               81.84             179.05
 Lexington Troika Dialog Russia Fund                            54.11            103.01              174.55             363.98
 Lexington Worldwide Emerging Markets Fund                      17.89             55.41               95.41             207.31
 Lexington Convertible Securities Fund                          24.21             74.55              127.55             272.63
 Lexington Growth and Income Fund                               11.52             35.91               62.23             137.46
 Lexington SmallCap Value Fund                                  25.11             77.25              132.05             281.60
 Lexington Goldfund                                             16.27             50.49               87.08             190.01
 Lexington GNMA Income Fund                                     10.71             33.41               57.94             128.26
 Lexington Money Market Trust                                   10.20             31.84               55.25             122.46



       This example is to show the effect of expenses. This example does not represent past or future expenses or returns; actual expenses and returns may vary.

       FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

       The following financial information for the periods ended December 31, 1991 (or inception of Fund, if later), through December 31, 1996, was audited by KPMG Peat Marwick LLP, whose report, dated December 31, 1996, appears in the 1996 Annual Reports of the Funds.


                   LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND

                                                                                                         JULY 3, 1995
                                                                                                 (COMMENCEMENT OF OPERATIONS)
                                                                               1996                  TO DECEMBER 31, 1995
                                                                             --------             ---------------------------
Net asset value, beginning of period                                           $  9.76                     $ 10.00
Income (loss) from investment operations:
 Net investment income (loss)                                                    (0.05)                       0.02
 Net realized and unrealized gain (loss) on investments                           2.54                       (0.24)
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                    2.49                       (0.22)
Less distributions:
 Distributions from net investment income                                           --                       (0.02)
 Distributions in excess of net investment income                                (0.01)                         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 12.24                      $ 9.76
--------------------------------------------------------------------------------------------------------------------------------
Total return                                                                     25.50%                      (4.39)%*
Ratios to average net asset of:
 Expenses, before reimbursement or waiver                                         2.64%                       3.51%*
--------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement or waiver                                         2.42%                       1.75%*
 Net investment loss, before reimbursement or waiver                             (0.86)%                     (1.24)%*
 Net investment loss                                                             (0.64)%                      0.52%*
Portfolio turnover                                                              176.49%                      40.22%*
Average commission paid on equity security transactions**                           --                            --
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                         $23,796                       $8,936
--------------------------------------------------------------------------------------------------------------------------------


 *Annualized

**The average commission paid on equity security transactions for the period ended December 31, 1996 is less than $0.05 per share of securities purchased and sold. In accordance with recent SECdisclosure guidelines, average commissions were calculated for the current period and not for prior periods.

                          LEXINGTON INTERNATIONAL FUND

                                                                             1996                 1995                   1994
                                                                             ----                 ----                   ----

Net asset value, beginning of period                                        $10.60                $10.37                $10.00
Income (loss) from investment operations:
    Net investment loss                                                       (.02)                 (.01)                 (.08)
    Net realized and unrealized gain on investments                           1.45                   .61                   .67
--------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                                       1.43                   .60                   .59
Less distributions:
    Distributions from net investment income                                  (.20)                   --                    --
    Dividends in excess of net investment income
      (temporary book-tax difference)                                           --                  (.35)                   --
    Distributions from net realized capital gains                             (.97)                 (.02)                 (.10)
    Distributions in excess of net realized capital
      gains (temporary book-tax difference)                                     --                   --  (.12                )
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                      (1.17)                 (.37)                 (.22)
Net asset value, end of period                                              $10.86                $10.60                $10.37
Total return                                                                 13.57%                 5.77%                 5.87%
Ratio to average net assets:
    Expenses                                                                  2.45%                 2.46%                 2.39%
    Net investment loss                                                      (0.39%)                (.12%)                (.94%)
Portfolio turnover                                                          113.55%               137.72%               100.10%
Average commission paid on equity security transactions*                     $0.03                    --                    --
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                  $18,891               $17,855               $17,843

*IN ACCORDANCE WITH RECENT SECDISCLOSURE GUIDELINES, AVERAGE COMMISSIONS ARE CALCULATED FOR THE CURRENT PERIOD AND NOT FOR PRIOR PERIODS.

                      LEXINGTON RAMIREZ GLOBAL INCOME FUND


                                                                 1996       1995       1994       1993       1992       1991
                                                                 ----       ----       ----       ----       ----       ----
Net asset value, beginning of period                            $10.75     $ 9.80    $ 10.95     $10.39     $10.35     $10.05
Income (loss) from investment operations:
    Net investment income                                         1.01       0.96       0.46       0.53       0.61       0.67
    Net realized and unrealized gain (loss)
      on investments                                              0.36       0.95      (1.16)      0.58       0.04       0.30
-------------------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                    1.37       1.91      (0.70)      1.11       0.65       0.97
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                         (0.86)     (0.96)     (0.45)     (0.55)     (0.61)     (0.67)
    Distributions from net realized gains                         (.04)     --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                           (.90)     (0.96)     (0.45)     (0.55)     (0.61)     (0.67)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $11.22     $10.75     $ 9.80     $10.95     $10.39     $10.35
-------------------------------------------------------------------------------------------------------------------------------
Total return                                                     13.33%     20.10%     (6.52%)    10.90%      6.51%     10.03%
-------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses, before reimbursement or waiver                      2.33%      3.07%      1.80%      1.44%      1.54%      1.65%
-------------------------------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waiver                      1.50%      2.75%      1.50%      1.44%      1.50%      1.12%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income, before
      reimbursement or waiver                                     9.49%      9.48%      4.18%      4.83%      5.88%      6.11%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                        10.32%      9.80%      4.48%      4.83%      5.92%      6.64%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               71.83%    164.72%     10.20%     31.06%     31.24%     29.45%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $29,110    $12,255     $10,351    $14,576    $13,085   $12,252
-------------------------------------------------------------------------------------------------------------------------------
*Annualized





                     LEXINGTON RAMIREZ GLOBAL INCOME FUND

                                                                    1990       1989       1988       1987
                                                                    ----       ----       ----       ----
Net asset value, beginning of period                               $10.12     $10.03     $ 9.67     $10.55
Income (loss) from investment operations:
   Net investment income                                            0.73       0.63       0.63       0.78
   Net realized and unrealized gain (loss)
     on investments                                                (0.09)      0.09       0.36      (0.86)
----------------------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                                       0.64       0.72       0.99     (0.08)
----------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                              (0.71)     (0.63)     (0.63)     (0.80)
   Distributions from net realized gains                           --         --         --         --
----------------------------------------------------------------------------------------------------------
   Total distributions                                             (0.71)     (0.63)     (0.63)     (0.80)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.05     $10.12     $10.03     $ 9.67
----------------------------------------------------------------------------------------------------------
Total return                                                        6.62%      7.40%     10.54%    (0.21%)
----------------------------------------------------------------------------------------------------------
 Ratio to average net assets:
----------------------------------------------------------------------------------------------------------
   Expenses, before reimbursement or waiver                         1.61%      1.72%      1.50%      1.97%
----------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or waiver                         1.08%      1.20%      1.33%     --
----------------------------------------------------------------------------------------------------------
   Net investment income, before
     reimbursement or waiver                                        6.67%      5.70%      6.16%      5.98%
----------------------------------------------------------------------------------------------------------
   Net investment income                                            7.20%      6.22%      6.33%      7.95%
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 44.50%     46.60%     67.11%     66.77%
Net assets, end of period (000's omitted)                         $10,707    $12,739    $13,139    $11,049
----------------------------------------------------------------------------------------------------------
Annualized


                       LEXINGTON TROIKA DIALOG RUSSIA FUND

                                                                         JULY 3, 1996 TO
                                                                       DECEMBER 31, 1996**
                                                                       -----------------

Net asset value, beginning of period                                        $12.12
-------------------------------------------------------------------------------------
    Income (loss) from investment operations:
    Net investment income (loss)                                             (0.05)
    Net realized and unrealized gain (loss) on investments                   (0.51)
-------------------------------------------------------------------------------------
Total income (loss) from investment operations                               (0.56)
-------------------------------------------------------------------------------------
    Less distributions:
    Distributions from net investment income
    Distributions from net realized capital gains                            (0.32)
-------------------------------------------------------------------------------------
    Total distributions                                                      (0.32)
-------------------------------------------------------------------------------------
Net asset value, end of period                                              $11.24
-------------------------------------------------------------------------------------
Total return                                                                 (9.01)%*
-------------------------------------------------------------------------------------
Ratios to average net asset of
            EXPENSES, BEFORE REIMBURSEMENT OR WAIVERS                         5.07%*
------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waivers                                 2.65%*
------------------------------------------------------------------------------------
    Net investment loss, before reimbursement or waivers                     (3.69)%*
------------------------------------------------------------------------------------
    Net investment loss                                                      (1.27)%*
------------------------------------------------------------------------------------
Portfolio turnover                                                          115.55%*
------------------------------------------------------------------------------------
Average commission paid on equity security transactions                         --***
------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                  $13,846
------------------------------------------------------------------------------------
  *Annualized

 **The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

***The average commission paid on equity security transactions for the period ended December 31, 1996 was less than $0.005 per share of securities purchased and sold.


                                                                     LEXINGTON WORLDWIDE EMERGING MARKETS FUND

                                                      1996       1995       1994       1993       1992       1991       1990
                                                      ----       ----       ----       ----       ----       ----       ----

Net asset value, beginning of period                 $10.70     $11.47     $13.96     $ 8.66     $ 9.03     $ 8.56     $10.79
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                --          0.08      (0.01)      0.05       0.07       0.09       0.25
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)
  on investments                                       0.79      (0.76)     (1.92)      5.43       0.27       1.97      (1.81)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
 from investment operations                            0.79      (0.68)     (1.93)      5.48       0.34       2.06      (1.56)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                 --         (0.08)     --         (0.01)     (0.11)     (0.11)     (0.24)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions in excess of net investment
  income (temporary book-tax difference)              --         (0.01)     --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from capital gains                     --         --         (0.47)     (0.17)     (0.60)     (1.48)     (0.43)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions in excess of capital gains
  (temporary book-tax difference)                     --        --          (0.09)    --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                   --         (0.09)     (0.56)     (0.18)     (0.71)     (1.59)     (0.67)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.49     $10.70     $11.47     $13.96     $ 8.66     $ 9.03     $ 8.56
-----------------------------------------------------------------------------------------------------------------------------
Total return                                           7.38%     (5.93%)   (13.81%)    63.37%      3.77%     24.19%    (14.44%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                              1.76%      1.88%      1.65%      1.64%      1.89%      1.97%      1.42%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                         (0.01)%     0.70%     (0.06)%     0.21%      0.75%      0.79%      2.52%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    86.26%     92.85%     75.56%     38.35%     91.27%    112.03%     52.48%
-----------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security
  transactions*                                       --         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)           $254,673   $265,544   $288,581   $230,473    $30,021    $25,060    $22,192
-------------------------------------------------------------------------------------------------------------------------------



                                                       1989       1988       1987       1986
                                                       ----       ----       ----       ----

Net asset value, beginning of period                  $ 8.72      $8.01     $11.80     $ 9.96
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------
 Net investment income                                  0.13       0.12       0.14       0.16
---------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)
  on investments                                        2.32       0.71       0.12       1.88
---------------------------------------------------------------------------------------------
Total income (loss)
 from investment operations                             2.45       0.83       0.26       2.04
---------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                  (0.21)     (0.12)     (0.38)     (0.20)
---------------------------------------------------------------------------------------------
 Distributions in excess of net investment
  income (temporary book-tax difference)               --         --         --         --
---------------------------------------------------------------------------------------------
 Distributions from capital gains                      (0.17)     --         (3.67)     --
---------------------------------------------------------------------------------------------
 Distributions in excess of capital gains
  (temporary book-tax difference)                     --         --         --         --
---------------------------------------------------------------------------------------------
Total distributions                                    (0.38)     (0.12)     (4.05)     (0.20)
---------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.79     $ 8.72     $ 8.01     $11.80
---------------------------------------------------------------------------------------------
Total return                                           28.11%     10.36%      0.35%     20.73%
---------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                               1.36%      1.33%      1.34%      1.32%
----------------------------------------------------------------------------------------------
 Net investment income (loss)                           1.18%      1.27%      1.26%      1.24%
---------------------------------------------------------------------------------------------
Portfolio turnover                                     59.07%     47.63%     83.21%     54.20%
---------------------------------------------------------------------------------------------
Average commission paid on equity security
  transactions*                                        --         --         --         --
----------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)             $29,126    $26,389    $25,579    $29,862
----------------------------------------------------------------------------------------------

*The average commission paid on equity security transactions for the year ended December 31, 1996 is less than $0.005 per share of securities purchased and sold. In accordance with recent SECdisclosure guidelines, average commissions are calculated for the current period and not for prior periods.

                     LEXINGTON CONVERTIBLE SECURITIES FUND

                                                                            1996       1995       1994       1993       1992
                                                                            ----       ----       ----       ----       ----
Net asset value, beginning of period                                       $13.66     $11.84     $14.10     $13.80     $12.41
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                             0.11       0.15       0.08        --        0.18
    Net realized and unrealized gain (loss)
              on investments                                                 0.55       2.04       0.10       0.89       1.39
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                          0.66       2.19       0.18       0.89       1.57
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                                    (0.11)     (0.15)     (0.07)       --       (0.18)
    Dividends from net realized capital gains                               (0.55)     (0.22)     (2.32)     (0.59)        --
    Distribution in excess of capital gains
      (temporary book-tax difference)                                         --         --       (0.05)       --          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (0.66)     (0.37)     (2.44)     (0.59)     (0.18)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.66     $13.66     $11.84     $14.10     $13.80
------------------------------------------------------------------------------------------------------------------------------
Total return                                                                 4.89%     18.63%      1.30%      6.53%     12.82%
-------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:

    Expenses, before reimbursement of waiver                                 2.39%      2.52%      2.81%      2.76%      3.02%
-------------------------------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or waiver                                 2.39%      2.52%      2.75%      2.76%      2.32%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss), before
      reimbursement or waiver                                                0.77%      1.24%      0.50%     (0.04%)     0.70%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                                    0.77%      1.24%      0.56%     (0.04%)     1.40%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          18.45%     11.23%     38.14%      6.53%     12.58%
-------------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*                     0.04      --         --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                   $11,208     $11,641     $8,117     $8,319    $7,180
-------------------------------------------------------------------------------------------------------------------------------


                                                                             1991       1990       1989       1988
                                                                             ----       ----       ----       ----
Net asset value, beginning of period                                        $ 8.74     $ 9.55     $ 9.51     $ 9.35
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                              0.22       0.50       0.64       0.42
    Net realized and unrealized gain (loss)
              on investments                                                  3.68      (0.81)      0.04       0.19
-------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                           3.90      (0.31)      0.68       0.61
-------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                                     (0.23)     (0.50)     (0.64)     (0.42)
    Dividends from net realized capital gains                                   --         --        --       (0.03)
    Distribution in excess of capital gains
      (temporary book-tax difference)                                           --         --        --         --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.23)     (0.50)     (0.64)     (0.45)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $12.41      $8.74      $9.55      $9.51
-------------------------------------------------------------------------------------------------------------------
Total return                                                                 45.06%     (3.39%)     7.16%      6.96%
--------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:

    Expenses, before reimbursement of waiver                                  3.42%      4.51%      2.64%      4.12%
--------------------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or waiver                                   2.50%      2.68%      2.13%      2.00%
--------------------------------------------------------------------------------------------------------------------
    Net investment income (loss), before
      reimbursement or waiver                                                 1.14%      3.09%      5.74%      3.43%
--------------------------------------------------------------------------------------------------------------------
    Net investment income                                                     2.06%      4.92%      6.25%      5.55%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           29.46%     25.58%     34.23%     39.70%
--------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*                     --         --         --         --
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                    $6,599     $4,744     $5,986     $6,930
--------------------------------------------------------------------------------------------------------------------

*In accordance with recent SEC disclosure guidelines, the average commission is calculated for the current period, but not for prior periods.


                                       13

                        LEXINGTON GROWTH AND INCOME FUND

                                                                 1996       1995       1994       1993       1992       1991
                                                                 ----       ----       ----       ----       ----       ----
Net asset value, beginning of period                            $15.71     $14.36     $16.16     $16.25     $16.39     $14.24
Income from investment operations:
    Net investment income                                         0.07       0.22       0.17       0.21       0.23       0.35
    Net realized and unrealized gain (loss)
      on investments                                              4.08       3.00      (0.68)      1.94       1.79       3.17
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                    4.15       3.22      (0.51)      2.15       2.02       3.52
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:

    Dividends from net investment income                         (0.13)     (0.22)     (0.16)     (0.21)     (0.32)     (0.35)
    Distributions from net realized capital gains                (1.17)     (1.65)     (0.91)     (2.03)     (1.84)     (1.02)
    Distributions in excess of net realized
      gains (temporary book-tax difference)                         --       --        (0.22)       --        --          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.30)     (1.87)     (1.29)     (2.24)     (2.16)     (1.37)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $18.56     $15.71     $14.36     $16.16     $16.25     $16.39
-----------------------------------------------------------------------------------------------------------------------------
Total return                                                     26.46%     22.57%     (3.11%)    13.22%     12.36%     24.87%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses                                                      1.13%      1.09%      1.15%      1.29%      1.20%      1.13%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                            0.43%      1.38%      1.06%      1.20%      2.57%      2.19%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              101.12%    159.94%     63.04%     93.90%     88.13%     80.33%
-----------------------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions*        $0.07      --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                     $200,309   $138,901    $124,289   $134,508   $126,241  $121,263
-----------------------------------------------------------------------------------------------------------------------------


                                                                   1990       1989       1988       1987
                                                                   ----       ----       ----       ----
Net asset value, beginning of period                              $16.19     $14.39     $13.58     $19.16
Income from investment operations:
    Net investment income                                           0.60       0.50       0.46       0.43
    Net realized and unrealized gain (loss)
      on investments                                               (2.25)      3.44       0.80       0.02
---------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                     (1.65)      3.94       1.26       0.45
---------------------------------------------------------------------------------------------------------
Less distributions:

    Dividends from net investment income                           (0.30)     (0.60)     (0.45)     (0.51)
    Distributions from net realized capital gains                     --      (1.54)       --       (5.52)
    Distributions in excess of net realized
      gains (temporary book-tax difference)                          --         --        --         --
---------------------------------------------------------------------------------------------------------
Total distributions                                                (0.30)     (2.14)     (0.45)     (6.03)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $14.24     $16.19     $14.39     $13.58
---------------------------------------------------------------------------------------------------------
Total return                                                      (10.27%)    27.56%      9.38%      0.15%
---------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
---------------------------------------------------------------------------------------------------------
    Expenses                                                        1.04%      1.02%      1.10%      0.96%
---------------------------------------------------------------------------------------------------------
 Net investment income                                              3.91%      2.82%      3.20%      2.37%
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 67.39%     64.00%     81.10%     95.28%
---------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions*          --         --         --         --
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $104,664   $128,329   $111,117   $112,780
---------------------------------------------------------------------------------------------------------

*In accordance with recent SECdisclosure guidelines, the average commission is calculated for the current period, but not for prior periods.

                                       14

                          LEXINGTON SMALLCAP VALUE FUND

                                                                               JANUARY 2, 1996
                                                                        (COMMENCEMENT OF OPERATIONS)
                                                                              DECEMBER 31, 1996
                                                                         ---------------------------
Net asset value, beginning of period                                                 $ 10.00
Income (loss) from investment operations:
    Net investment income (loss)                                                       (0.18)
    Net realized and unrealized gain (loss) on investments                              1.94
----------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                          1.76
----------------------------------------------------------------------------------------------------
Less distributions:
    Distributions from net realized capital gains                                      (0.03)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $11.73
----------------------------------------------------------------------------------------------------
Total return                                                                          17.50%
----------------------------------------------------------------------------------------------------
Ratios to average net asset of:
----------------------------------------------------------------------------------------------------
    Expenses, before reimbursement or waiver                                           3.04%
----------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement or waiver                                           2.48%
----------------------------------------------------------------------------------------------------
    Net investment loss, before reimbursement or waiver                               (2.34)%
----------------------------------------------------------------------------------------------------
    Net investment loss                                                               (1.78)%
----------------------------------------------------------------------------------------------------
Portfolio turnover                                                                    60.92%
----------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions                               0.03
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                            $8,061
----------------------------------------------------------------------------------------------------
*Annualized


                                       15

                               LEXINGTON GOLDFUND


                                                                 1996       1995       1994       1993       1992       1991
                                                                 ----       ----       ----       ----       ----       ----
Net asset value, beginning of period                             $6.24     $ 6.37     $ 6.90     $ 3.70     $ 4.68     $ 5.03
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                                         0.02        --        0.03       0.01       0.02       0.04
    Net realized and unrealized gain (loss)
      on investments                                              0.50      (0.12)     (0.53)      3.21      (0.98)     (0.35)
------------------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                    0.52      (0.12)     (0.50)      3.22      (0.96)     (0.31)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                         (0.79)     (0.01)     (0.03)     (0.02)     (0.02)     (0.04)
    Distributions from net realized capital gains                   --       --         --       --           --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.79)     (0.01)     (0.03)     (0.02)     (0.02)     (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 5.97     $ 6.24     $ 6.37     $ 6.90     $ 3.70     $ 4.68
------------------------------------------------------------------------------------------------------------------------------
Total return                                                      7.84%     (1.89%)    (7.28%)    89.96%    (20.51%)    (6.14%)
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses                                                      1.60%      1.70%      1.54%      1.63%      1.69%      1.43%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                                 (0.32)%     0.07%      0.50%      0.25%      0.58%      0.81%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               31.04%     40.41%     23.77%     28.41%     13.18%     22.14%
-------------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*           .02      --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $109,287   $135,779    $159,435   $159,479    $71,856   $96,3164
--------------------------------------------------------------------------------------------------------------------------------



                                                                   1990       1989       1988       1987
                                                                   ----       ----       ----       ----
Net asset value, beginning of period                              $ 6.39     $ 5.21     $ 6.20     $ 4.49
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                                           0.04       0.05       0.04       0.01
    Net realized and unrealized gain (loss)
      on investments                                               (1.36)      1.18      (0.98)      2.07
----------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                     (1.32)      1.23      (0.94)      2.08
----------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                           (0.04)     (0.05)     (0.05)     (0.05)
    Distributions from net realized capital gains                    --         --        --        (0.32)
----------------------------------------------------------------------------------------------------------
Total distributions                                                (0.04)     (0.05)     (0.05)     (0.37)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 5.03     $ 6.39     $ 5.21     $ 6.20
----------------------------------------------------------------------------------------------------------
Total return                                                      (20.35%)    23.62%    (15.18%)    46.56%
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------------------------
    Expenses                                                        1.36%      1.42%      1.61%      1.29%
----------------------------------------------------------------------------------------------------------
    Net investment income (loss)                                    0.69%      1.14%      0.78%      0.57%
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 12.43%     15.98%     20.45%     13.78%
----------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*           --         --         --         --
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $106,074   $154,484    $92,782   $104,842
----------------------------------------------------------------------------------------------------------
*In accordance with recent SEC disclosure  guidelines, the average commission is calculated for the current period, but not for prior periods.

                                       16


                           LEXINGTON GNMA INCOME FUND

                                                                 1996       1995       1994       1993       1992       1991
                                                                 ----       ----       ----       ----       ----       ----
Net asset value, beginning of period                             $8.19      $7.60      $8.32      $8.26      $8.45      $7.90
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                         0.53       0.58       0.55       0.59       0.61       0.64
    Net realized and unrealized gain (loss)
      on investments                                             (0.08)      0.59      (0.72)      0.06      (0.19)      0.55
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                    0.45       1.17      (0.17)      0.65       0.42       1.19
Less distributions:
    Dividends from net investment income                         (0.52)     (0.58)    (0.55)      (0.59)     (0.61)     (0.64)
------------------------------------------------------------------------------------------------------------------------------
    Distributions from net realized capital gains                   --       --          --      --           --          --
------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.52)     (0.58)     (0.55)     (0.59)     (0.61)     (0.64)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $8.12      $8.19      $7.60      $8.32      $8.26      $8.45
------------------------------------------------------------------------------------------------------------------------------
Total return                                                      5.71%     15.91%     (2.07%)     8.06%      5.19%     15.75%
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
------------------------------------------------------------------------------------------------------------------------------
    Expenses                                                      1.05%      1.01%      0.98%      1.02%      1.01%      1.02%
------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                         6.56%      7.10%      6.90%      6.96%      7.31%      7.97%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              128.76%     30.69%     37.15%     52.34%    180.11%    138.71%
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $133,777   $130,681    $132,108   $149,961   $132,048  $122,191
--------------------------------------------------------------------------------------------------------------------------------



                                                                 1990       1989       1988       1987
                                                                 ----       ----       ----       ----
Net asset value, beginning of period                             $7.88      $7.45      $7.58      $8.22
--------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                         0.65       0.69       0.64       0.71
    Net realized and unrealized gain (loss)
      on investments                                              0.03       0.42      (0.13)     (0.59)
--------------------------------------------------------------------------------------------------------
Total income (loss)
    from investment operations                                    0.68       1.11       0.51       0.12
Less distributions:
    Dividends from net investment income                         (0.66)     (0.68)    (0.61)      (0.76)
--------------------------------------------------------------------------------------------------------
    Distributions from net realized capital gains                 --         --       (0.03)      --
--------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.66)     (0.68)     (0.64)     (0.76)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $7.90      $7.88      $7.45      $7.58
--------------------------------------------------------------------------------------------------------
Total return                                                      9.23%     15.60%      6.90%      1.62%
--------------------------------------------------------------------------------------------------------
Ratios to average net asset of:
--------------------------------------------------------------------------------------------------------
    Expenses                                                      1.04%      1.03%      1.07%      0.98%
--------------------------------------------------------------------------------------------------------
    Net investment income                                         8.43%      8.88%      8.31%      8.49%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                              112.55%    102.66%    233.48%     89.40%
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $98,011    $96,465    $97,185   $109,793
--------------------------------------------------------------------------------------------------------


                                       17

                          LEXINGTON MONEY MARKET TRUST

                                                                 1996       1995       1994       1993       1992       1991
                                                                 ----       ----       ----       ----       ----       ----
Net asset value, beginning of period                            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                         0.0441     0.0495     0.0330     0.0230     0.0299     0.0532
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                         (0.0441)   (0.0495)   (0.0330)   (0.0230)   (0.0299)   (0.0532)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return                                                      4.50%      5.06%      3.35%      2.32%      3.03%      5.45%
--------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------------------------------------------------------
    Expenses, before reimbursement                                1.04%      1.08%      1.02%      1.00%      1.03%      1.02%
--------------------------------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement                                1.00%      1.00%      1.00%      1.00%      1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------------
    Net investment income, before
      reimbursement                                               4.37%      4.87%      3.30%      2.30%      2.99%      5.35%
--------------------------------------------------------------------------------------------------------------------------------
    Net investment income, net of
      reimbursement                                               4.41%      4.95%      3.32%      2.30%      3.02%      5.37%
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $97,526    $88,786    $111,805    $94,718   $111,453  $143,137
--------------------------------------------------------------------------------------------------------------------------------


                                                                   1990       1989       1988       1987
                                                                   ----       ----       ----       ----
Net asset value, beginning of period                              $ 1.00     $ 1.00     $ 1.00     $ 1.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                           0.0732     0.0828     0.0678     0.0610
-----------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                           (0.0732)   (0.0828)   (0.0678)   (0.0610)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 1.00     $ 1.00     $ 1.00     $ 1.00
-----------------------------------------------------------------------------------------------------------
Total return                                                        7.56%      8.60%      7.00%      6.29%
-----------------------------------------------------------------------------------------------------------
Ratio to average net assets:
-----------------------------------------------------------------------------------------------------------
    Expenses, before reimbursement                                  0.97%      0.99%      0.97%      0.80%
-----------------------------------------------------------------------------------------------------------
    Expenses, net of reimbursement                                  0.97%      0.99%      0.97%      0.80%
-----------------------------------------------------------------------------------------------------------
    Net investment income, before
      reimbursement                                                 7.32%      8.29%      6.74%      6.13%
-----------------------------------------------------------------------------------------------------------
    Net investment income, net of
      reimbursement                                                 7.32%      8.29%      6.74%      6.13%
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                         $176,127   $182,703   $192,079   $212,487
-----------------------------------------------------------------------------------------------------------

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities" beginning on page 28. Specific investment practices that may be employed by the Funds are described in "Other Investment Practices" beginning on page 32. Certain risks associated with investments in the Funds are described in those sections as well as in "Risk Considerations" beginning on page 34. CERTAIN TERMS USED IN THE PROSPECTUS ARE DEFINED IN THE GLOSSARY BEGINNING ON PAGE 66.

SUMMARY COMPARISON OF FUNDS
Under normal market conditions, the Funds will invest their assets as follows:

                                                                                                TYPICAL MARKET
                                             ANTICIPATED   ANTICIPATED                          CAPITALIZATION
                                                EQUITY       DEBT                                OF PORTFOLIO
            FUND NAME                          EXPOSURE    EXPOSURE           FOCUS                COMPANIES
==============================================================================================================
INTERNATIONAL FUNDS
            Lexington Crosby                      100%        0%       Asia Small-Cap           Less than
            Small Cap Asia                                                                      $1 billion
            Growth Fund
--------------------------------------------------------------------------------------------------------------
            Lexington                             100%        0%       Foreign Growth           Any size
            International Fund
--------------------------------------------------------------------------------------------------------------
            Lexington Ramirez                      0%        100%      Global Income            Any size
            Global Income Fund
--------------------------------------------------------------------------------------------------------------
            Lexington Troika                       85%        15%      Russian Growth           Any size
            Dialog Russia Fund
--------------------------------------------------------------------------------------------------------------
            Lexington Worldwide                   100%        0%       Foreign Emerging         Any size
            Emerging Markets                                           Growth
            Fund
==============================================================================================================
DOMESTIC EQUITY FUNDS
            Lexington Convertible                 0-35%     65-100%    Convertible              Any size
            Securities Fund                                            Securities
--------------------------------------------------------------------------------------------------------------
            Lexington Growth                      100%        0%       Capital Appreciation     Any size
            and Income Fund                                            and Income
            Lexington SmallCap                    100%        0%       U.S. Small-Cap           Between
            Value Fund                                                                          $20 million
                                                                                                and $1 billion
==============================================================================================================
PRECIOUS METALS
            Lexington Goldfund                    100%        0%       Gold and Gold            Any size
                                                                       Companies
==============================================================================================================
DOMESTIC FIXED-INCOME FUNDS
            Lexington GNMA                         0%        100%      Income                   N/A
            Income Fund
==============================================================================================================
MONEY MARKET FUNDS
            Lexington Money                        0%        100%      Income                   N/A
            Market Trust
==============================================================================================================

See each Fund's investment objective and policies on the following pages, and the section titled "Portfolio Securities" for more information.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

      The investment objective of the Lexington Crosby Small Cap Asia Growth Fund is long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia Region with a market capitalization of less than $1 billion.


      The Lexington Crosby Small Cap Asia Growth Fund will invest principally in companies listed on stock exchanges in the Asia Region consisting of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, The Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam ("the Asia Region"). The Lexington Crosby Small Cap Asia Growth Fund will invest at least 65% of its total assets in securities of companies (1) that are organized under the laws of the above countries, (2) whose principal securities trading market is located in those countries, and (3) that derive at least 50% of their revenues or profits from those countries. The Lexington Crosby Small Cap Asia Growth Fund also intends to invest in Australia and New Zealand. The Fund does not intend to invest in Japan. The Lexington Crosby Small Cap Asia Growth Fund may also invest in unlisted securities. Under normal market conditions, the Lexington Crosby Small Cap Asia Growth Fund will invest substantially all of its assets in three or more countries in the Asia Region.

      The Lexington Crosby Small Cap Asia Growth Fund will invest at least 65% of its total assets in growth companies in the Asia Region which have market capitalizations of less than $1 billion. Approximately 13,000 companies are listed on recognized exchanges in the Asia Region. Approximately 300 companies in the Asia Region are capitalized over $1 billion. These companies form the principal components of their respective market indices and consequently attract the majority of foreign investment in the region. Approximately 3,000 companies, which are considered small capitalization companies, will be the primary focus for the Lexington Crosby Small Cap Asia Growth Fund's investments. These companies are frequently under-researched by international investors and undervalued by their markets. The companies in which the Lexington Crosby Small Cap Asia Growth Fund intends to invest will generally have the following characteristics: a market capitalization of less than $1 billion; are within industry sectors with particularly strong growth prospects; part of a strong growth industry; proven management; under-researched by the investment community; and undervalued.


      The Lexington Crosby Small Cap Asia Growth Fund intends to select securities which can have enhanced growth prospects and may provide investment returns superior to the Asian market as a whole. The market value of small capitalization companies in the Asia Region tends to be volatile, and in the past has offered greater potential for gain as well as loss than securities of companies traded in developed countries. It is possible that certain Lexington Crosby Small Cap Asia Growth Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations."

      The Lexington Crosby Small Cap Asia Growth Fund may invest in all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Lexington Crosby Small Cap Asia
Growth Fund may also invest in preferred stocks, bonds and other debt obligations and money market instruments, including cash and cash deposits, which will be denominated in U.S. Dollars or currencies related thereto.

                        -------------------------------


LEXINGTON INTERNATIONAL FUND, INC.

      The investment objective of the Lexington International Fund is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The Lexington International Fund will invest at least 65% of its total assets in at least three foreign countries. The Lexington International Fund will invest primarily in common stocks and common stock equivalents. The following constitute common stock equivalents: convertible debt securities, warrants and options. The Lexington International Fund may also invest in preferred stocks, bonds and other debt obligations, including money market instruments of foreign and domestic companies and foreign and domestic government securities. The Lexington International Fund is not required to maintain any particular geographic or currency mix of its investments. The Lexington International Fund is not required to maintain any particular proportion of stocks, bonds or other securities in its portfolio.


      The Lexington International Fund may invest primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities. The market value of debt securities varies inversely to changes in prevailing interest rates. Investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The Lexington International Fund will invest in investment grade obligations and non-rated obligations of comparable quality.


      The Lexington International Fund may invest in securities of companies in the following regions and the governments of those regions: the Asia Region, including Japan; Africa; North America; Europe; Latin America; and such other areas and countries as the Manager may determine from time to time. The

Lexington International Fund may invest in companies located in developing countries without limitation. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. Prices on these exchanges tend to be volatile and in the past these exchanges have offered greater potential for gain, as well as loss, than exchanges in developed countries. While the Lexington International Fund invests only in countries that it considers as having relatively stable and friendly governments it is possible that certain Lexington International Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations."


                    ----------------------------------------

LEXINGTON RAMIREZ GLOBAL INCOME FUND

      The investment objective of the Lexington Ramirez Global Income Fund is to seek high current income. Capital appreciation is a secondary objective. The Lexington Ramirez Global Income Fund invests primarily in lower rated and unrated foreign debt securities whose credit quality is generally considered equal to U.S. corporate debt securities known as "junk bonds." Junk bonds and similarly rated foreign debt securities involve a high degree of risk and are predominantly speculative. See "Portfolio Securities" and "Risk Considerations."


      The Lexington Ramirez Global Income Fund, under normal conditions, invests substantially all of its assets in debt securities of domestic companies, companies of developed foreign countries, companies in emerging markets, and debt securities issued by the U.S. and foreign governments. The debt securities in which the Lexington Ramirez Global Income Fund invests consist of bonds, notes, debentures and other similar instruments. The Lexington Ramirez Global Income Fund may invest in debt securities issued by government agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Lexington Ramirez Global Income Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade. The Lexington Ramirez Global Income Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.


      The Lexington Ramirez Global Income Fund's investments in emerging markets will primarily consist of the following: foreign "junk bonds," "Brady Bonds," and sovereign debt securities issued by emerging market governments. The Lexington Ramirez Global Income Fund may invest in debt securities of emerging market issuers without regard to ratings. Many emerging market debt securities are not rated by United States rating agencies. The Lexington Ramirez Global

Income Fund's ability to achieve its investment objectives is thus more dependent on the Manager's credit analysis than would be the case if the Lexington Ramirez Global Income Fund were to invest in higher quality bonds. Currently, most emerging market debt securities are considered to have a credit quality below investment grade.

                         -----------------------------

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.


      The investment objective of the Lexington Troika Dialog Russia Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Russian Companies. Under normal conditions, the Lexington Troika Dialog Russia Fund seeks to achieve its objective by investing at least 65% of its total assets in the securities of Russian Companies. The securities in which the Lexington Troika Dialog Russia Fund may invest are common stock, preferred stock, convertible preferred stock, bonds, notes or debentures convertible into common or preferred stock, direct investments in Russian Companies, stock purchase warrants or rights, and American Depository Receipts or Global Depository Receipts. The Lexington Troika Dialog Russia Fund may invest the remaining 35% of its total assets in debt securities issued by Russian Companies, debt securities issued or guaranteed by the Russian Government or a Russian governmental entity, debt securities of corporate and government issuers outside Russia, equity securities of issuers outside Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States, and Short-Term and Medium-Term Debt Securities.


      The Lexington Troika Dialog Russia Fund intends to invest its assets in Russian Companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Lexington Troika Dialog Russia Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Lexington Troika Dialog Russia Fund's investments will include investments in Russian Companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Lexington Troika Dialog Russia Fund.


     Under current conditions, the Lexington Troika Dialog Russia Fund expects to invest at least 15% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less of a concern, the Lexington Troika Dialog Russia Fund will invest a greater percentage of its assets in Russian equity securities.


                        -------------------------------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.


      The investment objective of the Lexington Worldwide Emerging Markets Fund is to seek long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets. Under normal conditions, the Lexington Worldwide Emerging Markets Fund seeks to achieve its objective by investing at least 65% of its total assets in the equity securities and equivalents of emerging market companies. Under normal conditions, the Lexington Worldwide Emerging Markets Fund invests in emerging country and emerging market securities of at least three countries outside of the United States. In the opinion of the Manager, emerging market countries include, but are not limited to, the following: Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt Estonia, Finland, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Namibia, Nicaragua, Nigeria, Oman, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka Swaziland, Taiwan, Thailand, Trinidad & Tobago, Tunisia, Turkey, Uruguay, Venezuela, Zambia, Zimbabwe. The Lexington Worldwide Emerging Markets Fund may also invest in equity securities and equivalents of companies that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in those countries.


     The Lexington Worldwide Emerging Markets Fund's investments in emerging country equity securities are not subject to any maximum limit, and the Lexington Worldwide Emerging Markets Fund intends to invest substantially all of its assets in emerging country and emerging market equity securities. The Lexington Worldwide Emerging Markets Fund may invest the remaining 35% of its total assets in equity securities without regard to whether they qualify as emerging country or emerging market equity securities, debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, and Short-Term and Medium-Term Debt Securities.

                      ------------------------------------

LEXINGTON CONVERTIBLE SECURITIES FUND

      The investment objective of the Lexington Convertible Securities Fund is total return which it seeks to achieve by providing capital appreciation, current income and conservation of shareholders capital. Under normal conditions, the Lexington Convertible Securities Fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities convertible into shares of common stock ("convertible securities"). The Lexington Convertible Securities Fund may invest without limitation in high-yield debt securities rated below investment grade. Such lower rated securities are commonly referred to as "junk bonds." Junk bonds are considered speculative and pose a greater risk of loss of principal and interest than investment grade securities. See "Portfolio Securities" and "Risk Considerations." Common stock received upon the conversion or sale of convertible securities held by the Lexington Convertible Securities Fund will either continue to be held by the Lexington Convertible Securities Fund or be sold.

      The convertible securities held by the Lexington Convertible Securities Fund may consist of securities rated in the six highest rating categories by a major rating service and non-rated debt securities. The Lexington Convertible Securities Fund will not invest in any security which has been rated lower than "B" by S&P or Moody's, which are both major rating services, or non-rated securities of comparable quality.


     The remaining assets of the Lexington Convertible Securities Fund may be invested in securities other than convertible securities. The Lexington Convertible Securities Fund may invest in dividend and non-dividend paying non-convertible common stocks, corporate bonds, covered call options and put options, stock index options, U.S. Government securities, repurchase agreements and money market securities.


                             ---------------------

LEXINGTON GROWTH AND INCOME FUND, INC.


      The Lexington Growth and Income Fund's principal investment objective is long term capital appreciation. Income is a secondary objective. The Fund seeks to achieve its objective over the long term through investment in the stocks of large, ably managed and well financed companies. Generally, the Lexington Growth and Income Fund invests its assets in publicly traded common stocks and senior securities convertible into common stocks of domestic and foreign companies.


                              --------------------

LEXINGTON SMALLCAP VALUE FUND, INC.


     The investment objective of the Lexington SmallCap Value Fund is to seek long term capital appreciation. Under normal conditions, the Lexington SmallCap Value Fund seeks its objective by investing in common stocks and equivalents of domestic companies with a market capitalization under $1 billion. Warrants and convertible debt securities are common stock equivalents in which the Lexington SmallCap Value Fund may invest. The Lexington SmallCap Value Fund will invest at least 90% of its assets in domestic companies which have market capitalizations between $20 million and $1 billion at the time of investment. The remainder of its assets may be invested in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or Receipts, real estate investment trusts, and cash.

      The Lexington SmallCap Value Fund will invest it assets primarily in the equity securities of domestic companies listed on stock exchanges or traded over-the-counter. The Lexington SmallCap Value Fund may invest in foreign companies whose shares are traded in U.S. dollar denominated markets.

      The companies in which the Lexington SmallCap Value Fund intends to invest will generally have the following characteristics: a market capitalization of less than $1 billion; a high relative ratio of revenue per share to stock price; a low relative ratio of price to book value per share; a positive cash flow and other measures of financial stability; and a low stock price relative to historical levels.

                              -------------------

LEXINGTON GOLDFUND, INC.

      The Lexington Goldfund's principal investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. Under normal conditions, at least 65% of the value of the total assets of the Lexington Goldfund will be invested in gold and the securities of companies engaged in mining or processing gold ("gold-related securities"). The Lexington Goldfund may also invest in other precious metals, including platinum, palladium and silver. The Lexington Goldfund intends to invest less than half of the value of its assets in gold and other precious metals and more than half of the value of its assets in gold-related securities, including securities of foreign issuers.

      The Lexington Goldfund is designed to provide investors with a means to protect against declines in the value of the U.S. dollar against world currencies. To the extent that the Lexington Goldfund's investments in gold-related securities appreciate in value relative to the U.S. dollar, the Lexington Goldfund's investments may serve to offset declines in the buying power of the U.S. dollar. Management believes that, over the long term, investing in gold will protect capital from adverse monetary and political developments. Investments in gold may provide more of a hedge against a decline in the buying power of the dollar, devaluation and inflation than other types of investments. The value of gold-related debt securities, however, will generally not react to fluctuations in the price of gold. The market value of debt securities of companies engaged in mining or processing gold can be expected to fluctuate inversely with prevailing interest rates.

LEXINGTON GNMA INCOME FUND, INC.


      The investment objective of the Lexington GNMA Income Fund is to seek a high level of current income, consistent with liquidity and safety of principal. Under normal market conditions, the Lexington GNMA Income Fund will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates"). Lexington GNMA Certificates represent part ownership of a pool of mortgage loans. The timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government. The principal on Lexington GNMA Certificates is scheduled to be paid back by the borrower over the length of the loan. The remaining assets of the Lexington GNMAIncome Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.


     The Lexington GNMA Income Fund will purchase "modified pass through" type GNMA Certificates. "Modified pass through" GNMA Certificates entitle the holder to receive all interest and principal payments owed by the borrower even if the borrower has not made payment. The Lexington GNMA Income Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

                            ------------------------

LEXINGTON MONEY MARKET TRUST

     The investment objective of the Lexington Money Market Trust is to seek as high a level of current income as is consistent with the preservation of capital and liquidity by investing in short-term money market instruments. The following are the money market instruments in which the Lexington Money Market Trust will invest: U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

      The Lexington Money Market Trust will invest in money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. A "Tier 1" security is one that has been rated by either S&P or Moody's in the highest rating category, or, if unrated, is of comparable quality. A "Tier 2" security is one that has been rated in the second highest category by either S&P or Moody's, or, if unrated, is of comparable quality. Up to 5% of the total assets of the Lexington Money Market Trust may be invested in a single Tier 1 security (other than U.S. Government securities). In addition, the Lexington Money Market Trust may not invest more than 5% of its total assets in Tier 2 securities, and may not invest more than 1% of its total assets in any single Tier 2 security.

     The  Lexington   Money  Market  Trust  may  only  invest  in  money  market instruments with a remaining maturity of 397 days or less, provided that the Fund's average weighted maturity does not exceed 90 days.

                              PORTFOLIO SECURITIES

EQUITY SECURITIES


      The Lexington Convertible Securities Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington Crosby Small Cap Asia Growth Fund, Lexington International Fund, Lexington SmallCap Value Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund invest in common stocks and some of the funds may invest in common stock equivalents (see chart). The following constitute common stock equivalents: warrants, options and convertible debt securities, ADRs, GDRs and EDRs. Common stock equivalents may be converted into or provide the holder with the right to common stock. These funds may also invest in other types of equity securities, including preferred stocks, and equity derivative securities.


DEBT SECURITIES


      The Lexington Ramirez Global Income Fund and the Lexington Convertible Securities Fund will invest primarily in debt securities and the Lexington GNMA Income Fund will have substantially all of its assets invested in GNMA Certificates and U.S. Government securities.

      The Lexington Goldfund, Lexington International Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund may invest primarily in debt securities when the Manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers.

      The Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund may, under normal conditions, invest up to 35% of their total assets in Short-Term and Medium-Term Debt Securities. The Short-Term and Medium-Term Debt Securities in which the Funds may invest are foreign and domestic debt securities, including short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

      JUNK BONDS. The Lexington Ramirez Global Income Fund, Lexington Convertible Securities Fund and Lexington Troika Dialog Russia Fund may invest in high yield, lower rated debt securities known as "junk bonds." Junk bonds are debt obligations rated below investment grade and non-rated securities of comparable quality. Junk bonds are considered speculative and thus pose a greater risk of default than investment grade securities. Investments of this type are subject to greater risk of loss of principal and interest, but in general provide higher yields than higher rated debt obligations. Bonds issued by companies domiciled in emerging markets are usually rated below investment grade. The Lexington Ramirez Global Income Fund may invest in securities that are in default as to payment of principal and/or interest. Debt securities purchased by Lexington Crosby Small Cap Asia Growth Fund, Lexington International Fund and Lexington Worldwide Emerging Markets Fund must be of investment grade quality or comparable thereto.

      ZERO COUPON BONDS. The Lexington Ramirez Global Income Fund may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Lexington Ramirez Global Income Fund as the income accrues even though payment has not been received. The Lexington Ramirez Global Income Fund nevertheless intends to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

      LOAN PARTICIPATION AND ASSIGNMENTS. The Lexington Ramirez Global Income Fund may invest in loans arranged through private negotiations between a foreign entity and one or more lenders. The majority of the Lexington Ramirez Global Income Fund's investments in loans in emerging markets is expected to be in the form of participation in loans ("Participations") and assignments of portions of loans from third parties ("Assignments"). Participations typically will result in the Lexington Ramirez Global Income Fund having a contractual relationship only with the Lender, not with the borrower. The Lexington Ramirez Global Income Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. As a result, the Lexington Ramirez Global Income Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Lexington Ramirez Global Income Fund purchases Assignments from Lenders, the Lexington Ramirez Global Income Fund will acquire direct rights against the borrower on the Loan. The Lexington Ramirez Global Income Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Lexington Ramirez Global Income Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities.

     BRADY BONDS. The Lexington Ramirez Global Income Fund may invest in "Brady Bonds". Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Fund investors should recognize that BradyBonds have been issued only recently and, accordingly, do not have a long payment history. DEPOSITORY RECEIPTS

 DEPOSITORY RECEIPTS

      Each Lexington Fund (except Lexington Money Market Trust and Lexington GNMAIncome Fund) may invest in American Depository Receipts ("ADRs") and similar securities. ADRs are securities traded in the U.S. that are backed by securities of foreign issuers.


INVESTMENT COMPANIES

     Each Lexington Fund (except the Lexington Money Market Trust) may invest up to 10% of its total assets in shares of other investment companies that invest in securities which the Funds may otherwise invest.

U.S. GOVERNMENT SECURITIES

      All Lexington Funds may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities of the GNMA, and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.


      The following table illustrates investments that the Funds primarily invest in or are permitted to invest in, as indicated in dark shade. The light shade indicates that the Fund's policy may permit such investments within limits.

--------------------------------------------------------------------------------

PORTFOLIO SECURITIES
DARK SHADE:

Fund invests primarily in these types of investments, or Fund's policy permits such investments.

LIGHT SHADE: Within limits, Fund's policy may permit such investments.

TYPE OF PORTFOLIO SECURITY

                                    Lexington Crosby    Lexington       Lexington     Lexington   Lexington Worldwide   Lexington
                                     Small Cap Asia   International  Ramirez Global Troika Dialog      Emerging        Convertible
                                      Growth Fund         Fund        Income Fund    Russia Fund      Markets Fund   Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Warrants)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Options)                                          *
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
  (Convertible Debt Securities)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
  (Depository Receipts)
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
Equity Derivative Securities                                                *
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Below Investment
Grade) or (Junk Bonds)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Brady Bonds)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Zero Coupon)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities
(Loan Participation and Assignments)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (GNMA Certificates)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Guaranteed by the U.S.
Gov't, its agencies or instrumentalities)
------------------------------------------------------------------------------------------------------------------------------------
Gold Bullion
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Lexington      Lexington                   Lexington      *Lexingtonn
                                       Growth and     SmallCap Value  Lexington    GNMA Income     Money Market
                                       Income Fund        Fund         Goldfund        Fund         Trust Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Warrants)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Options)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
  (Convertible Debt Securities)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
  (Depository Receipts)
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
Equity Derivative Securities
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Below Investment
Grade) or (Junk Bonds)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Brady Bonds)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Zero Coupon)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities
(Loan Participation and Assignments)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (GNMA Certificates)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Guaranteed by the U.S.
Gov't, its agencies or instrumentalities)
------------------------------------------------------------------------------------------------------------------------------------
Gold Bullion
------------------------------------------------------------------------------------------------------------------------------------

* Notes: Lexington Ramirez Global Income Fund may invest in options and derivatives with respect to debt securities, not equity securities. Lexington Money Market Trust is not permitted to purchase any of the portfolio securities identified in this table, and may only invest in short-term securities such as commercial paper, short-term government securities, banker's acceptances or other money market instruments.

Other Investment Practices

The following table and sections summarize certain investment practices that the Funds are permitted to engage in. These practices may involve risks. The Glossary section at the end of this Prospectus briefly describes each of the investment techniques summarized below. The Statement of Additional Information, under the heading "Investment Objectives and Policies of the Funds," contains more detailed information about certain of these practices.


                                   Lexington Crosby     Lexington       Lexington     Lexington   Lexington Worldwide   Lexington
                                    Small Cap Asia    International  Ramirez Global Troika Dialog      Emerging        Convertible
                                     Growth Fund         Fund        Income Fund    Russia Fund      Markets Fun    Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements(1)                  x                 x              x              x                x                 x
------------------------------------------------------------------------------------------------------------------------------------
Reverse dollar roll
transactions1
------------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed                   x                 x                             x                x
one-third of total fund assets
for leveraging purposes
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreement              x                 x              x              x                x
------------------------------------------------------------------------------------------------------------------------------------
Dollar roll transactions                                                                  x
------------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
10% of total fund assets
------------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
one-third of total fund assets            x                 x                             x                x
------------------------------------------------------------------------------------------------------------------------------------
When-issued and forward                   x                 x              x              x                x
commitment securities
------------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts(2)             x                 x              x              x                x
------------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and currencies(3)                                                          x              x                                 x
------------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities                                             x              x                                 x
and indices3
------------------------------------------------------------------------------------------------------------------------------------
Write covered call options(3)             x                 x              x              x                                 x
------------------------------------------------------------------------------------------------------------------------------------
Write covered put options(3)                                               x              x                                 x
------------------------------------------------------------------------------------------------------------------------------------
Interest rate futures contracts                                            x              x
------------------------------------------------------------------------------------------------------------------------------------
Futures and swaps and options
on futures(4)                            x                  x              x              x                x
------------------------------------------------------------------------------------------------------------------------------------
Equity swap
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to
5% of fund's net assets
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to                                                                                              x
10% of fund's net assets
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to
15% of fund's net assets                x                   x              x              x                x
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        Lexington       Lexington                   Lexington      *Lexingtonn
                                        Growth and     SmallCap Value  Lexington    GNMA Income     Money Market
                                       Income Fund        Fund         Goldfund        Fund            Trust
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)                  x                 x              x              x                x
------------------------------------------------------------------------------------------------------------------------------------
Reverse dollar roll
transactions1
------------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed                                                    x
one-third of total fund assets
for leveraging purposes
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreement                               x               x
------------------------------------------------------------------------------------------------------------------------------------
Dollar roll transactions                                                                  x
------------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
10% of total fund assets
------------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed
one-third of total fund assets                                             x
------------------------------------------------------------------------------------------------------------------------------------
When-issued and forward                                                    x              x
commitment securities
------------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts(2)                                              x
------------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and currencies(3)
------------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and indices3
------------------------------------------------------------------------------------------------------------------------------------
Write covered call options(3)
------------------------------------------------------------------------------------------------------------------------------------
Write covered put options(3)
------------------------------------------------------------------------------------------------------------------------------------
Interest rate futures contracts
------------------------------------------------------------------------------------------------------------------------------------
Futures and swaps and options
on futures(4)                                                              x
------------------------------------------------------------------------------------------------------------------------------------
Equity swap
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to
5% of fund's net assets
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to                                                                                              x
10% of fund's net assets
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to
15% of fund's net assets                                                   x
------------------------------------------------------------------------------------------------------------------------------------


     -----------

1 Under the Investment Company Act, repurchase agreements and reverse dollar roll transactions are considered to be loans by a fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a fund may experience delay or difficulty in exercising it rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.


2 A fund that may enter into in forward currency contracts may not do so with respect to more than 70% of its total assets.


3 A FUND WILL NOT ENTER INTO OPTIONS ON SECURITIES, SECURITIES INDICES OR CURRENCIES OR RELATED OPTIONS (INCLUDING OPTIONS ON FUTURES) IF THE SUM OF INITIAL MARGIN DEPOSITS AND PREMIUMS PAID FOR ANY SUCH OPTION OR OPTIONS WOULD EXCEED 5% OF ITS TOTAL ASSETS, AND IT WILL NOT ENTER INTO OPTIONS WITH RESPECT TO MORE THAN 25% OF ITS TOTAL ASSETS.

4 A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.


BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES

      For temporary or emergency purposes, Lexington Convertible Securities Fund and Lexington Growth and Income Fund may borrow up to 10% of their total assets. Lexington Money Market Trust may borrow up to one-third of its total assets; Lexington GNMAIncome Fund may not borrow money, and the remaining Lexington Funds may borrow up to 5% of their total assets. For leveraging purposes, some Lexington Funds (see Chart)may borrow up to one-third of their total assets.


DEFENSIVE INVESTMENTS AND PORTFOLIO TURNOVER

      Each Lexington Fund may invest up to 100% of its total assets in cash or high-quality debt obligations for temporary defensive purposes.


      The "portfolio turnover rate" is the frequency a Fund buys and sells securities. Frequent transactions involve added expense. All Funds except Lexington Convertible Securities Fund, Lexington Goldfund and Lexington SmallCap Value Fund expect a portfolio turnover rate of greater than 100%.


HEDGING AND RISK MANAGEMENT PRACTICES

      The Lexington Funds (other than the Lexington Money Market Trust) may "hedge" against changes in financial markets, currency rates and interest rates. A typical hedge is designed to offset a decline that could hurt the value of the Fund's securities. The Lexington Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Some Lexington Funds (see chart) may invest in options and futures contracts.

      Hedging transactions involve certain risks. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for a Fund than if it did not hedge. If a Fund does not correctly predict a hedge, it may lose money. In addition, a Fund pays commissions and other costs in connection with such investments. Hedging transactions may not exist is some countries.

INVESTMENT RESTRICTIONS

      The investment objective of each Lexington Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by its Board. If a Fund changes its investment objective or policies, you should consider whether that Fund is right for you. The Lexington Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

                               RISK CONSIDERATIONS

SMALL COMPANIES

      The Lexington Crosby Small Cap Asia Growth Fund and Lexington SmallCap Value Fund emphasize investments in smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

      Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

FOREIGN SECURITIES


      The  Lexington  Crosby  Small Cap Asia Growth  Fund,  Lexington  Goldfund,
Lexington Growth and Income Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund have the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in domestic investments. The Lexington Crosby Small Cap Asia Growth Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund, may invest in securities of companies domiciled in, and in markets of, so-called emerging market countries. These investments may be subject to higher risks than investments in more developed countries.


      Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in this Prospectus and in the Statement of Additional Information.

      Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the fund if the value of the portfolio security declined or result in claims against the fund. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

      Because certain foreign securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a fund's securities denominated in the currency. Such changes also affect the fund's income and distributions to shareholders. A fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

      Some countries in which one of these funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the fund. Many countries in which a fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the fund. The fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

LOWER-QUALITY DEBT


      The Lexington Convertible Securities Fund, Lexington Troika Dialog Russia Fund, Lexington Goldfund, Inc. and Lexington Ramirez Global Income Fund are authorized to invest high-yield, lower-rated debt securities commonly referred to as "junk bonds." Lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities.


CONCENTRATION IN SECURITIES OF RUSSIAN COMPANIES


      The Lexington Troika Dialog Russia Fund concentrates its investment in companies that have their principal activities in Russia. Consequently, the Lexington Troika Dialog Russia Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Lexington Troika Dialog Russia Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership. See "Russia" and "Russian Company" in the Glossary.

      The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Some issuers may be exposed to center-regional conflicts in jurisdiction in the areas of taxation and overall corporate governance which could put the Fund's investments at risk. In addition, because the Russian securities markets are smaller and less liquid than in the United States, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets.


      The political environment in Russia in 1997 is more stable than in 1993 and earlier when clashes between reformers and reactionaries were continuous, setting the stage for an attempted coup d'etat in October 1993. Nevertheless, there is still a great deal of uncertainty surrounding the political future of the country. The civil war in Chechnya has highlighted the political tensions that exist between the central government in Moscow and some of the regions within the Russian Federation and has contributed to political instability by weakening confidence domestically and internationally in the government. The risk exists that armed conflict in Chechnya will continue, which could deter foreign investment and international aid and further weaken the reformist government's control. A continuing trend away from reformers toward conservatives could further deter foreign investment if foreign policy initiatives contrary to western interests (Iran, Iraq) lead to a deterioration in relations between the Russian Federation and the West. The risk also exists that the political tensions associated with the war in Chechnya will lead to attempts for independence in other regions within the Russian Federation. The war in Chechnya and other inflammatory issues may also lead to greater tensions and divisions between the President and the legislature.

      The military could have a negative impact on Russia's political and economic future. The declining stature of Russia as a world power has led to a widespread sentiment among Russians for a return to Russia's status as a superpower. Demobilization of troops, cuts in the military budget, the growth of significant gaps in living standards between the military and civilian sectors, and the perception of an external threat from NATO could lead to further political unrest.

      Moreover, it is uncertain whether Russia's privatization process will continue. Although government officials have publicly pledged their continued support for the reform process. It is also unclear whether the reforms intended to liberalize prevailing economic structures based on free market principles will be successful, particularly in terms of foreign ownership of Russian companies.

      The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy.

      Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy. The economic problems have been exacerbated by a growing liquidity crisis which culminated in a bank liquidity crisis in August 1995. The taxation system has had numerous attempts at reform, but a failure to collect taxes is an ongoing major problem.

      Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.


      Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors.


INTEREST RATES

      The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value, and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the more sensitive that security is to changes in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of the issuer's creditworthiness also affect the market value of that issuer's debt securities.

      Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Lexington GNMA Income Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a fund's yield will decline correspondingly. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Lexington GNMA Income Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. See "Duration" in the Glossary.

      NON-DIVERSIFIED PORTFOLIO. The Lexington Goldfund and Lexington Troika Dialog Russia Fund are "non-diversified" investment companies under the Investment Company Act. This means that the Lexington Goldfund and Lexington Troika Dialog Russia Fund are not limited in the proportion of their total assets that may be invested in a single company. The Lexington Goldfund and Lexington Troika Dialog Russia Fund may invest a greater portion of their assets in fewer companies than "diversified" funds, and thus may be subject to greater risk. The Lexington Goldfund and Lexington Troika Dialog Russia Fund, however, intend to comply with the diversification requirements of federal tax laws to qualify as a regulated investment company.


PRECIOUS METALS

      The Lexington Goldfund may invest in gold bullion and other precious metals. These precious metals investments earn no income return, unlike savings deposits, bonds or even stocks which may produce interest or dividend income. Transaction and storage costs may be higher than costs relating to the buying, holding and selling of more traditional types of investments. An increase in the market price of precious metals is the only way the Fund will be able to realize a gain on these investments.

SETTLEMENT AND CUSTODY

      The Funds that invest in foreign securities, especially the Lexington Troika Dialog Russia Fund could be subject to risks not normally associated with U.S. investments because of newly developed securities markets and the underdeveloped state of banking and telecommunications systems. Russia does not have a central registration system, therefore ownership of shares is recorded by the companies themselves and by registrars located throughout Russia. Although these registrars may be inspected, it is possible that the Fund's ownership rights could be lost through fraud, negligence or even mere oversight on behalf the registrars, and the Fund could experience difficulty enforcing any rights against the registrar or issuer in the event of loss of share registration. Due to local postal and banking standards, there are risks that the payment of dividends or other distributions could be delayed or lost. Russian banking institutitons and registrars are not guaranteed by the state.

      In light of these risks, the Board of Directors of the Lexington Troika Dialog Russia Fund has approved procedures whereby the Fund will not invest in the securities of a Russian company unless that company's registrar has entered into a contract with the Fund's Sub-Custodian Bank. This protective contract gives the Sub-Custodian Bank the right to conduct regular share confirmations on behalf of the Fund. These procedures also require the Sub-Custodian Bank to provide certain information on a periodic basis to the Board of Directors concerning the registration of shares and custody arrangements in Russia.


                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES

      Each Lexington Fund has either a Board of Directors or a Board of Trustees that establishes its policies and supervises and reviews its management. Day-to-day operations of the Lexington Funds are administered by the officers of the Lexington Funds and by the Manager and Sub-Advisers pursuant to the terms of an investment management agreement with each fund and investment sub-advisory agreements between the Manager and the Sub-Advisers.

 BOARD OF ADVISERS

      The Lexington Troika Dialog Russia Fund's Board of Directors will receive oversight assistance from a Board of Advisers which will be composed of experts in Russian political and economic affairs. The Board of Advisers will be responsible for providing the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their potential implication for the overall investment environment in Russia. This will enhance the Board of Directors' ability to oversee and safeguard the assets of the Lexington Troika Dialog Russia Fund.


      The members of the Board of Advisers currently are:Keith Bush, Senior Associate-Russian and Eurasian Studies at the Center for Strategic and International Studies:Richard M. Hisey, Executive Vice President and Chief Financial Officer of Lexington Global Asset Managers, Inc. and Marin J. Strmecki, Ph.D., Director of Programs for the Smith Richardson Foundation. See Statement of Additional Information for further information on the Board of Advisers.

INVESTMENT ADVISER


      Lexington Management Corporation is the Manager of the Lexington Funds. The Manager was established in 1938 and is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager advises private clients as well as the Lexington Funds. The Manager is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc. (NASDAQSymbol:LGAM).

                                THE SUB-ADVISERS

LEXINGTON CONVERTIBLE SECURITIES FUND

      The Manager has entered into a Sub-Advisory Agreement with Ariston Capital Management Corporation ("Ariston"). Under the Sub-Advisory Agreement, Ariston will provide the Lexington Convertible Securities Fund with investment management and administrative services. Ariston also serves as investment adviser to private and institutional investment accounts. Such accounts own a significant number of shares of the Lexington Convertible Securities Fund as part of their investment program. Ariston was founded in 1977 and provides investment management to individuals, corporations, pension and profit sharing plans, and other qualified retirement plan accounts. Ariston is recognized for its expertise in portfolio management, specializing in convertible securities and market forecasting.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND

      The Manager has entered into a Sub-Advisory Agreement with Crosby Asset Management (US) Inc. ("Crosby"). Under the Sub-Advisory Agreement, Crosby will provide the Lexington Crosby Small Cap Asia Growth Fund with investment management services. Crosby was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment company and institutional private accounts around the world. It is a subsidiary of the Crosby Group, Hong Kong.

LEXINGTON RAMIREZ GLOBAL INCOME FUND

      The Manager has entered into a Sub-Advisory Agreement with MFR Advisors, Inc. ("MFR"). Under the Sub-Advisory Agreement, MFR will provide the Lexington Ramirez Global Income Fund with investment and economic research services. MFR manages assets for both investment companies and institutions. MFR is a subsidiary of Maria Fiorini Ramirez, Inc.

LEXINGTON SMALLCAP VALUE FUND


      The Manager has entered into a Sub-Advisory Agreement with Capital Technology Inc. ("CTI"). Under the Sub-Advisory Agreement, CTI will provide the Lexington SmallCap Value Fund with investment advice and management of the Fund's investment program. CTI was founded in Charlotte, North Carolina in 1977 and invests exclusively in domestic smaller capitalization stocks. CTI currently manages assets both small and mid cap growth and value styles for primarily institutional clients.


LEXINGTON TROIKA DIALOG RUSSIA FUND

      The Manager has entered into a Sub-Advisory Agreement with Troika Dialog Asset Management ("TDAM"). Under the Sub-Advisory Agreement, TDAM will provide the Lexington Troika Dialog Russia Fund with investment advice and management of the Fund's investment program. TDAM is a wholly owned subsidiary of Troika Dialog which was founded in Moscow, Russia in 1991 by Dialog Bank and Troika Capital Corporation.


REGISTERED SERVICE MARK

      The Manager as owner of the registered service mark "Lexington" will sublicense the Funds to include the word "Lexington" as part of their names subject to revocation by the Manager in the event that the Funds cease to engage the Manager or its affiliates as investment manager or distributor. Crosby has authorized the Lexington Crosby Small Cap Asia Growth Fund to include the word "Crosby" as part of its corporate name subject to revocation by Crosby in the event the Lexington Crosby Small Cap Asia Growth Fund ceases to engage Crosby as Sub-Adviser. In that event the Funds will be required upon demand of the Manager (or with regard to the Lexington Crosby Small Cap Asia Growth Fund, Crosby) to change their respective names to delete the word "Lexington" (or with regard to the Lexington Crosby Small Cap Asia Growth Fund, "Crosby") therefrom.


                               PORTFOLIO MANAGERS

LEXINGTON CONVERTIBLE SECURITIES FUND

     Richard B. Russell manages the Lexington Convertible Securities Fund. Mr. Russell is President of Ariston Capital Management Corporation, the Lexington Convertible Securities Fund's Sub-Adviser. He is a graduate of the School of Business at the University of Washington and has completed additional training at the New York Institute of Finance. He is a recognized authority on portfolio management, particularly through the use of convertible securities and market forecasting. He has spent his entire professional career as an independent money manager, dating from 1972. Before founding Ariston in 1977, he was a full-time manager of private family assets. Mr. Russell has conducted extensive research on investment topics.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND

      CHRISTINA LAM is a lead manager (Nigel Webber is the other lead manager) on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management which include a major Asian small capitalization account. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. She moved to Hong Kong in 1987 where she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

      NIGEL WEBBER is a lead manager (Ms. Lam is the other lead manager) on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Mr. Webber is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Mr. Webber is responsible for the Fund's overall investment strategy. Mr. Webber was appointed a Managing Director of Crosby Asset Management in October 1993 with primary responsibility for business development. He joined Crosby Asset Management after being a partner in Causeway Capital Limited, a leading independent U.K. investment management firm specializing in private equity investment and smaller listed companies. He started his career at KPMG Peat Marwick, followed by five years at Citicorp International Bank Limited in London and New York and three years with Mercantile House Holdings PLC a leading financial services group. In 1987, he joined as Managing Director, an investment company specializing in the financial sector where he first became associated with the Crosby Group. He was a Director and member of the investment committee of The Thai Development Capital Fund Limited and The China Investment Company Ltd., two funds managed by Crosby Asset Management from their launch until September 1993.


LEXINGTON GOLDFUND


     Robert W. Radsch, CFA, is portfolio manager of the Lexington Goldfund. Mr. Radsch is a Vice President of the Manager. Prior to joining Lexington in July 1994, he was Senior Vice President, Portfolio Manager and Chief Economist for the Bull & Bear Group. He has extensive experience managing gold, silver and platinum on an international basis having managed precious metals and international funds for more than 13 years. Mr. Radsch is a graduate of Yale University with a B.A. degree and holds an M.B.A. in Finance from Columbia University.

LEXINGTON GROWTH AND INCOME FUND


     Alan Wapnick is portfolio manager of the Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 26 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.


LEXINGTON GNMA INCOME FUND


     Denis P. Jamison manages the Lexington GNMA Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of the Manager. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

LEXINGTON INTERNATIONAL FUND

     Richard T. Saler is the lead manager on an investment management team that manages the Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has ten years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

     PHILLIP A. SCHWARTZ is a co-manager on an investment management team that manages the Lexington International Fund. Mr. Schwartz is a Vice President of the Manager, Chartered Financial Analyst and member of the New York Security Analysts Association. He is responsible for international investment analysis and portfolio management at the Manager, and has eight years investment experience. Prior to joining Lexington in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. degrees from Boston University.


LEXINGTON MONEY MARKET TRUST


     DENIS P. JAMISON is portfolio manager of the Lexington Money Market Trust. Mr. Jamison also manages the Lexington GNMA Income Fund and the Lexington Ramirez GlobalIncome Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of Lexington Management Corporation. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.


LEXINGTON RAMIREZ GLOBAL INCOME FUND


     Denis P. Jamison manages the Lexington Ramirez Global Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of Lexington Management Corporation. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     MARIA  FIORINI  RAMIREZ,  President  and  Chief  Executive  Officer  of MFR
Advisors Inc. In 1973 she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April, 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August, 1992, MFR is Sub-Adviser to the Lexington Ramirez Global Income Fund. Ms. Ramirez holds a B.A. in Business Administration and Economics from Pace University.


LEXINGTON SMALLCAP VALUE FUND


      DENNIS HAMILTON is one of two lead managers (Robb W. Rowe is the other lead manager) of a portfolio management team that manages the Lexington SmallCap Value Fund. Mr. Hamilton is Vice President and Portfolio Manager of Capital Technology, Inc. ("CTI"). He is responsible for issue selection and the day to day investment activities of the Lexington SmallCap Value Fund. Mr. Hamilton joined CTI in 1994 after being a principal at Mercer Investment Consulting, Inc. He has also served as Director of Pension Investment for several multi-billion dollar corporate pension funds and was President and Chief Investment Officer of Western Reserve Capital Management, Inc., an SEC registered investment advisor. He is an Honors graduate of Colgate University and earned an MBA from Harvard Business School in 1971.

     ROBB W. ROWE is one of two lead managers (Mr. Hamilton is the other lead manager) of a portfolio management team that manages the Lexington SmallCap Value Fund. Mr. Rowe is President and principal shareholder of CTI. He is responsible for the Lexington SmallCap Value Fund's overall investment strategy. Mr. Rowe joined CTI in 1982 after being Vice President and Regional Manager of AG Becker Co. He is a graduate of Ripon College and received an MBA from the University of Chicago in 1971.


LEXINGTON TROIKA DIALOG RUSSIA FUND


      PETER DERBY is a manager on a portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Derby is the Chairman of the Board of TDAM and is the President, Chief Executive Officer and founder of Troika Dialog and is the President and Chief Executive Officer of Dialog Bank, a position he has held since 1991. Mr. Derby participated in the drafting of corporate, banking and securities legislation in Russia and is currently a member of the Expert Council of Russia's Federal Securities Exchange Commission. Mr. Derby holds numerous director positions in Russian enterprises and charities; he is a founding and current Member of the Board of the Moscow International Currency Exchange, and is a Member of the Board of Directors of the American Chamber of Commerce in Russia. Mr. Derby is Treasurer and Member of the Board of Junior
Achievement in Russia. He is a founding Member of the Russian-American Professional Club in New York City.

     NANCY HERRING is a lead manager of a portfolio management team that manages the Lexington Troika Dialog Russia Fund. Ms. Herring manages the Russian domestic mutual funds of Troika Dialog. She was appointed Managing Director in 1996. Before joining TDAM, Ms. Herring, a U.S. citizen, was a portfolio manager of a U.S. equity fund for Dean Witter Intercapital. In all, she has over twelve years of security industry experience. Her Master's Degree in Business Administration was earned in International Business and Finance at Columbia University Graduate School of Business.

     GAVIN RANKIN is a lead manager of a portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Rankin is Head of Research for TDAM and Troika Dialog. He is responsible, along with other members of the portfolio management team, for the Fund's overall investment strategy. Before joining Troika Dialog, he was the Founder and Chief Executive Officer of Lonpra A.S., an investment banking firm in Czechoslovakia in 1991. Mr. Rankin received a degree in law (L.L.B.) from the University of Buckingham in England and also qualified as a Chartered Accountant with Price Waterhouse. Mr. Rankin has extensive experience in East European equity research and management.

     RUBEN VARDANIAN is a manager on a portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is President of TDAM and Executive Director of Troika Dialog. Mr. Vardanian, a Russian national, is a sitting member of the Moscow Times Index Composition Committee. He is a Director and former Chairman of the Board of Directors of the Depository Clearing Company. He is also Chairman of the Board of Directors of the Russian capital markets self-regulatory organization (PAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and the Emerging Markets Division of Merrill Lynch in New York.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND

     Richard T. Saler is the lead manager on an investment management team that manages the Lexington Worldwide Emerging Markets Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has ten years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                       MANAGEMENT FEES AND OTHER EXPENSES

      The Manager provides the Funds with advice on buying and selling securities, manages the Funds' Investments, including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each fund. The Manager also compensates the members of the Funds' Board of Directors or Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors.

     The management fees for all the Funds except Lexington Growth and Income Fund, Lexington GNMA Income Fund and Lexington Money Market Trust are higher than for most mutual funds.

      As  compensation,  each  Lexington  Fund pays the Manager a management fee
(accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that fund, according to the following table.

                                               MANAGEMENT FEE                     AVERAGE DAILY NET
                                                (ANNUAL RATE)                  ASSETS (IF APPLICABLE)
------------------------------------------------------------------------------------------------------
Lexington Crosby Small Cap
   Asia Growth Fund                                 1.25%                                  *
------------------------------------------------------------------------------------------------------
Lexington International Fund                        1.00%                                  *
------------------------------------------------------------------------------------------------------
Lexington Ramirez Global
   Income Fund                                      1.00%                                  *
------------------------------------------------------------------------------------------------------
Lexington Troika Dialog Russia Fund                 1.25%                                  *
------------------------------------------------------------------------------------------------------
Lexington Worldwide Emerging
   Markets Fund                                     1.00%                                  *
------------------------------------------------------------------------------------------------------
Lexington Convertible
   Securities Fund                                  1.00%                                  *
-----------------------------------------------------------------------------------------------------
Lexington Growth and                                0.75%                        First $100 million
  Income fund                                       0.60%                        Next $50 million
                                                    0.50%                        Next $100 million
                                                    0.40%                        Over $250 million
------------------------------------------------------------------------------------------------------
Lexington SmallCap Value Fund                       1.00%                                  *
------------------------------------------------------------------------------------------------------
Lexington Goldfund                                  1.00%                        First $50 million
                                                    0.75%                        Over $50 million
-------------------------------------------------------------------------------------------------------
Lexington GNMA Income Fund                          0.60%                                  *
-------------------------------------------------------------------------------------------------------
Lexington Money Market Trust                        0.50%                                  *
-------------------------------------------------------------------------------------------------------

*One rate applies to the Fund's average daily net assets

      The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each fund's administrative operations at cost.

      Each fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Director or Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and record keeping required under the Investment Company Act of 1940; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to that fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

      For certain funds, the Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below the following percentages of each fund's average daily net assets. Lexington International Fund, one and three-quarters percent (1.75%); Lexington Ramirez Global Income Fund, one and one-half percent (1.50%); Lexington Troika Dialog Russia Fund, three and thirty-five one-hundredths of one percent (3.35%); and Lexington Money Market Trust, one percent (1.00%). The Manager also may reduce additional amounts in these or other of the Funds to increase the return to a fund's investors. The Manager may terminate these voluntary reductions at any time.

      In addition, the Manager may elect to absorb operating expenses that a fund is obligated to pay to increase the return to that fund's investors. If the Manager performs a service or assumes an operating expense for which a fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries that distribute a fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

      The Manager considers a number of factors in determining which brokers or dealers to use for each fund's portfolio transactions. Although these factors are more fully discussed in the Statement of Additional Information, they include, but are not limited to, reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Funds receive prompt execution at competitive prices, the Manager also may consider the sale of a fund's shares as a factor in selecting broker-dealers for that fund's portfolio transactions.

      It is anticipated that Troika Dialog or SocGen-Crosby Securities (HK) Limited may act as two of the Fund's brokers in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Funds. The Funds will use Troika Dialog or SocGen-Crosby Securities
(HK) Limited as its broker only when, in the judgement of the Manager and pursuant to review by the Boards of Directors, Troika Dialog or SocGen-Crosby Securities (HK) Limited will obtain a price and execution at least as favorable as that available from other qualified brokers. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

                            HOW TO CONTACT THE FUNDS

      Call a Lexington shareholder service representative Monday-Friday between 9-5 ET for information on the Funds or your account, at:


                  (800) 526-0056 OR (201) 845-7300 FOR SERVICE

                 (800) 526-0052 FOR 24 HOUR ACCOUNT INFORMATION

      Mail your completed application, any checks, investment or redemption instructions and correspondence to the Transfer Agent:

                                      TRANSFER AGENT:
                                      State Street Bank and Trust Company
                                      c/o National Financial Data Services
                                      Lexington Funds
                                      1004 Baltimore
                                      Kansas City, Missouri 64105

                           HOW TO INVEST IN THE FUNDS

      The Funds' shares are offered directly to the public, with no sales load, at their next determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by State Street Bank and Trust Company (the "Transfer Agent") and through selected securities brokers and dealers.

      If an order, together with payment in proper form, is received by the Transfer Agent by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading, fund shares will be purchased at the fund's next-determined net asset value. Orders for fund shares received after the Funds' cutoff times will be purchased at the next-determined net asset value after receipt of the order.


      The minimum investment in each fund is described in this section. The Manager or the Distributor, in its discretion, may waive these minimums. The Funds do not accept third-party checks or cash investments. Third party checks are defined as checks made payable to someone other than the Fund. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S. See the Statement of Additional Information for further details.

INITIAL INVESTMENTS

      Minimum Initial Investment (except Lexington
        Troika Dialog Russia Fund):$1,000

      MINIMUM INITIAL INVESTMENT FOR THE LEXINGTON TROIKA
        DIALOG RUSSIA FUND:$5,000

INITIAL INVESTMENTS BY CHECK

     o Complete the New Account Application. Tell us in which fund(s) you want to invest and make your check payable to THE LEXINGTON FUNDS.

     o Mail the New Account Application and check to the Transfer Agent at the address given above.

     o    A charge may be imposed on checks that do not clear.

     o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

INITIAL INVESTMENTS BY WIRE


     o Shares of the Funds may be purchased by wire if a prospectus has been received and read prior to investing. The purchase will be made at the net asset value on the day received if the wire is received prior to 4 pm ET.

     o Telephone the Funds toll-free at 1-800-526-0056. Provide the Fund with your name, dollar amount to be invested and fund(s) in which you want to invest. They will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.


     o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:


                        State Street Bank and Trust Company
                        Account No. 99043713
                            Re: Lexington Fund you are
                            investing in
                        Account of (your Registration)
                        Account # (of new account)
                        ABARouting Number 011000028


     O A COMPLETED NEW ACCOUNT APPLICATION MUST THEN BE FORWARDED TO THE FUND AT THE ADDRESS ON THE APPLICATION.

     o    Your bank may charge a fee for any wire transfers.

     o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

MINIMUM SUBSEQUENT INVESTMENT:                                              $50

     SUBSEQUENT INVESTMENTS BY CHECK

     o Make your check payable to The Lexington Funds. Enclose the detachable form which accompanies the Transfer Agent's confirmation of a prior transaction with your check. If you do not have the detachable form, mail your check with written instructions indicating the fund name and account number to which your investment should be credited.

     o    A charge may be imposed on checks that do not clear.

     SUBSEQUENT INVESTMENTS BY WIRE

     o You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent using the bank wire information under "Initial Investments by Wire" above.

     "LEX-O-MATIC" THE AUTOMATIC INVESTMENT PLAN

     o A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

     o "Lex-O-Matic" will be established on existing accounts only. You may not use a "Lex-O-Matic" investment to open a new account. The minimum automatic investment amount is $50.

     o    Your bank must be a member of the Automated Clearing House.

     o To establish Lex-O-Matic, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or your letter of instruction.


     o Investments will automatically be transferred into your Lexington Account from your checking or savings account. The institution must be an Automated Clearing House (ACH) member.


     o Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

     o You should allow 20 business days for this service to become effective.

     o You may cancel your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

      By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days unless payment is made by certified check, cashier's check or federal funds wire. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

      You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

                    HOW TO REDEEM AN INVESTMENT IN THE FUNDS


      The Funds will redeem all or any portion of an investors outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholders instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. You may redeem shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by redeeming shares directly from the Lexington Funds.

      A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are considered to have been sold first.

       REDEEMING BY WRITTEN INSTRUCTION

     o Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.


     o Signature guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. The Transfer Agent requires that the guarantor be either a commercial bank which is a member of the FederalDeposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. CONTACT THE FUND FOR MORE INFORMATION.


     o If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent.


     o Checks for redemption proceeds will normally be mailed within three business days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distribute on the next dividend payment date. The Transfer Agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.


       REDEEMING BY TELEPHONE


     o Shares of the Funds may redeemed by telephone. A telephone redemption in good order will be processed at the net asset value of the Fund next determined. There is a maximum telephone redemption limit of $100,000. Call the Fund between 9 a.m. and 4 p.m. ET toll free at 1-800-526-0056.


     o A redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. A redemption authorization form is contained in the New Account Application and authorization forms may be obtained by calling the Funds.


     o Shareholders may elect on the redemption authorization form to have redemption proceeds, in any amount of $200 or more, mailed to the registered address or to any other designated person. There is a minimum of $1,000 to have your Redemption proceeds wired to a bank account. A new form must be completed whenever these instructions are revised.

     o Telephone redemption privileges may be canceled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

     o    Telephone  Exchanges  may only  involve  shares held on deposit by the
          Transfer   Agent,   not  shares  held  in  certificate   form  by  the
          shareholder.

     o    Exchange/Redemption  by  telephone,   see  below   "Exchange/Telephone
          Privileges and Restrictions."

     REDEEMING BY CHECK

     o    Checkwriting is available on the Lexington Money Market Trust.


     o The minimum amount per check is $100 or more up to $500,000 at no charge. Checks for less than $100 or over $500,000 will not be honored.

     o    All checks require only one signature unless otherwise indicated.

     o    Checks will be returned to you at the end of each month.

     o Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

     o    Redemption checks should not be used to close your account.

     o Procedures for redemptions by telephone, at no charge, or check may only be used for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

SYSTEMATIC WITHDRAWAL PLAN


      Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or wire). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each fund account. Payments may be made monthly, quarterly, semi-annually or annually. Systematic withdrawals occur on the 28th of each month. If the 28th falls on a weekend or holiday, the withdrawal will occur on the preceding business day. Depending on the form of payment requested, shares may be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income tax purposes.

EXCHANGE/TELEPHONE REDEMPTION PRIVILEGES AND RESTRICTIONS

      Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount. An exchange may result, in a recognized gain or loss for income tax purposes. Exchanges over $500,000 may take up to three business days to complete. See the discussion of fund telephone procedures and limitations of liability under "Telephone Transactions" above.


     PURCHASING AND REDEEMING SHARES BY EXCHANGE


     o You may make exchange/redemption requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form. Telephone exchanges may not be made within 7 days of a previous exchange.

     o The minimum exchange required is $500, unless a new account is being established.

     o Telephone exchanges/redemptions may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

     o Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same dividend option as the account from which the shares are transferred.

     o Telephone redemption privileges are not available on retirement plan accounts.

TELEPHONE EXCHANGE/TELEPHONE REDEMPTION IDENTIFICATION PROCEDURES

      You agree that neither LFD, the Transfer Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. The above provision is subject to the procedures outlined below. LFD, the Transfer Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the Shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.


                        HOW NET ASSET VALUE IS DETERMINED

      The net asset value of each Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.


      As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities traded over-the-counter are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.


      The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

      Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

DISTRIBUTION PLAN


     The Lexington Convertible Securities Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington SmallCap Value Fund and Lexington Troika Dialog Russia Fund have each adopted a Distribution Plan. The Distribution Plan provides that the Funds may pay distribution fees up to 0.25% of their average daily net assets for distribution services.


SHAREHOLDER SERVICE AGREEMENTS


      The Lexington Crosby Small Cap Asia Growth Fund, Lexington GNMA Income Fund and Lexington Worldwide Emerging Markets Fund may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agents provide various services to shareholders. For these services, each Shareholder Servicing Agent receives fees up to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. The Manager, at no additional cost to the Funds, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

TAX-SHELTERED RETIREMENT PLANS

      The Funds offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.

                           DIVIDENDS AND DISTRIBUTIONS

      Each fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of fund distributions are not guaranteed and are at the discretion of the Board. Currently, the Lexington Funds intend to distribute according to the following schedule:

                                    INCOME DIVIDENDS                     CAPITAL GAINS
---------------------------------------------------------------------------------------------------
LEXINGTON CONVERTIBLE               Declared and paid quarterly          Declared and paid annually
   SECURITIES FUND
LEXINGTON GROWTH AND INCOME FUND
LEXINGTON RAMIREZ GLOBAL
   INCOME FUND
---------------------------------------------------------------------------------------------------
LEXINGTON GNMA INCOME FUND          Declared and paid monthly            Declared and paid annually
---------------------------------------------------------------------------------------------------
LEXINGTON CROSBY SMALL CAP          Declared and paid annually           Declared and paid annually
   ASIA GROWTH FUND
LEXINGTON INTERNATIONAL FUND
LEXINGTON SMALLCAP VALUE FUND
LEXINGTON TROIKA DIALOG
   RUSSIA FUND

LEXINGTON WORLDWIDE
   EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------
LEXINGTON GOLDFUND                  Declared and paid                    Declared and paid
                                    semi-annually                        semi-annually

---------------------------------------------------------------------------------------------------
LEXINGTON MONEYMARKET               Declared daily                       Not expected
   TRUST                            and paid monthly
---------------------------------------------------------------------------------------------------

      Unless investors request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares of the applicable fund and credited to the shareholders account at the closing net asset value on the reinvestment date.

DISTRIBUTIONS AFFECT A FUND'S NET ASSET VALUE

      Distributions are paid to you as of the record date of a distribution of a fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each fund's daily net asset value. The share price of a fund drops on the ex-dividend date by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Lexington Growth and Income Fund declared a dividend in the amount of $0.50 per share. If the Lexington Growth and Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

"BUYING A DIVIDEND"

      If you buy shares of a fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless of whether you reinvested the dividends.

                                    TAXATION

      Each of the funds has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code, by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in foreign securities also may incur tax liability to the extent they invest in "passive foreign investment companies." See "Portfolio Securities" and the Statement of Additional Information.

      For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase fund shares) receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of a fund are treated by shareholders as long-term capital gains regardless of the length of time the fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

      Each fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

                               GENERAL INFORMATION

THE FUNDS


      The Lexington Convertible Securities Fund, Lexington Money Market Trust and Lexington Ramirez Global Income Fund are business trusts organized under the laws of Massachusetts. The Lexington Crosby Small Cap Asia Growth Fund, Lexington Goldfund, Lexington GNMA Income Fund, Lexington Growth and Income Fund, Lexington International Fund, Lexington SmallCap Value Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund are Maryland corporations. The assets and liabilities of each business trust and corporation are separate and distinct from each other business trust or corporation.


      The Funds may offer other classes of shares to eligible investors and may in the future designate other classes of shares for specific purposes.

SHAREHOLDER RIGHTS

      Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each fund and to the net assets of each fund upon liquidation or dissolution. Each fund votes separately on matters affecting only that fund (e.g., approval of the Investment Management Agreement). Voting rights are not cumulative, so the holders of more than 50% of the shares voting in any election of Trustees or Directors can, if they so choose, elect all of the Trustees or Directors of that Fund. Although the Funds are not required, and do not intend, to hold annual meetings of shareholders, such meetings may be called by each Fund's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees or Directors. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees or Directors pursuant to the provisions of Section 16(c) of the Investment Company Act.

PERFORMANCE INFORMATION

      From time to time, the Funds may publish their total return, and, in the case of certain funds, current yield and tax equivalent yield in advertisements and communications to investors. Total return information generally will include a fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the fund's inception of operations. A fund may also advertise aggregate and average total return information over different periods of time. Each fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each fund's income.

      Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the fund during a 30-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. See "Performance Information" in the Statement of Additional Information.


      Comparative performance information may be used from time to time in advertising and marketing a Fund's shares. The performance information may include data from sources such as Lipper Analytical Services, Inc. or major market indices. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

      Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or current yield for any prior period should not be considered as a representation of what an investors total return or current yield may be in any future period. The Funds' Annual Report contains additional performance information and is available upon request and without charge by calling (800) 526-0056.

CODE OF ETHICS

      The Code of Ethics adopted by the Lexington Funds and the Manager prohibits affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Funds' and the Manager's Code of Ethics is that the operations of the Funds and the Manager be carried out for the exclusive benefit of the Fund's shareholders. The Funds and the Manager maintain careful monitoring of compliance with the Code of Ethics.
LEGAL OPINION

      The validity of shares offered by this Prospectus will be passed on by Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022.

SHAREHOLDER REPORTS AND INQUIRIES

      During the year, the Funds will send you the following information:

       o Confirmation statements are mailed after every transaction that affects your account balance, including preauthorized automatic investment, exchange and redemption transactions. Lexington Money Market Trust, Lexington GNMA Income Fund and Lexington Ramirez Global Income Fund provide quarterly confirmation statements annually. All other Funds will provide confirmation statements annually, unless the account balance is affected by any daily transactions. Shareholders are urged to retain their account statements for tax purposes.


       o Annual and semi-annual reports are mailed approximately 60 days after December 31 and June 30.

       o 1099 TAX FORM(S) ARE MAILED BY JANUARY 31.

      Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Lexington Funds at (800) 526-0056.

                               BACK-UP WITHHOLDING


TAXPAYER IDENTIFICATION NUMBER (TIN)

      Be sure to complete the Taxpayer Identification Number section of the fund's application when you open an account. Federal tax law requires the fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or taxpayer identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required.


      A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Back-up withholding could apply to payments made to a shareholders account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to back-up withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item in the Account Application. Dividends paid to a foreign shareholder's account by a fund may be subject to up to 30% withholding instead of back-up withholding.

      A shareholder who is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. For further information, see Section 3406 of the Code and consult a tax adviser.

                           --------------------------


      THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS UNAUTHORIZED. NO SALESPERSON, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, OR IN THE FUNDS' OFFICIAL SALES LITERATURE.

                           --------------------------

                                    GLOSSARY

O CASH   EQUIVALENTS.   Cash   equivalents  are   short-term,   interest-bearing
  instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.


O COLLATERAL  ASSETS.  Collateral assets include cash,  letters of credit,  U.S.
  government securities or other high-grade liquid debt or equity securities (except that instruments collateralizing loans by the Money Market Funds must be debt securities rated in the highest grade). Collateral assets are separately identified and rendered unavailable for investment or sale.


O CONVERTIBLE SECURITY. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

O COVERED CALL OPTION. A call option is "covered" if the fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an off setting call option.

O COVERED PUT OPTION. A put option is "covered" if the fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.


O DEPOSITORY RECEIPTS.  Depository receipts include American depository receipts
  ("ADRs"), European depository receipts ("EDRs"), global depository receipts ("GDRs") and other similar instruments. Depository receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.


O DERIVATIVES. Derivatives include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts and swaps and options on futures contracts on U.S. government and foreign government securities and currencies.

O DOLLAR ROLL TRANSACTION. A dollar roll transaction is similar to a reverse repurchase agreement except it requires a fund to repurchase a similar rather than the same security.


O DURATION. A time measure of a bond's interest-rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond's price. (A bonds cash flows consist of coupon payments and repayment of capital). A bond's duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.


O EMERGING MARKET COMPANIES. A company is considered to be an emerging market company if its securities are principally traded in the capital market of an emerging market country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging market country. An emerging market country is one having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.

O EQUITY DERIVATIVE SECURITIES. These include, among other things, options on equity securities, warrants and future contracts on equity securities.

O EQUITY SWAPS. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps transitions may be volatile and may present the fund with counterparty risks.

O FHLMC. The Federal Home Loan Mortgage Corporation.

O FNMA. The Federal National Mortgage Association.

O FORWARD CURRENCY CONTRACTS. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A fund generally enters into forward contracts only under two circumstances. First, if a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. A fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

O FUTURES AND OPTIONS ON FUTURES. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Each fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

O GNMA. The Government National Mortgage Association.

O HIGHLY RATED DEBT SECURITIES. Debt securities rated within the three highest grades by Standard & Poor's Corporation ("S&P") (AAA to A), Moodys Investors Services, Inc. ("Moody's") (Aaa to A) or Fitch Investor Services, Inc. ("Fitch") (AAA to A), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. See the Appendix to the Statement of Additional Information for a description of these ratings.

O ILLIQUID SECURITIES. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Funds' Board and guidelines adopted by the Funds' Board, the Manager has determined to be liquid.

O INVESTMENT GRADE. Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa) or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

O LEVERAGE.  Some  funds  may use  leverage  in an effort  to  increase  return.
  Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. Leveraging also creates interest expenses that can exceed the income from the assets retained.


O OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. A fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.


O PARTICIPATION INTERESTS. Participation interests are issued by financial institutions and represent undivided interests in municipal securities. Participation interests may have fixed, floating or variable rates of interest. Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying municipal security, without penalty, may terminate its payment obligation. In such event, the Funds must look to the underlying collateral.

O REPURCHASE  AGREEMENT.  With a repurchase  agreement,  a fund  acquires a U.S.
  government security or other high-grade liquid debt instrument (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

O REVERSE DOLLAR ROLL TRANSACTIONS. When a fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price.

O REVERSE REPURCHASE AGREEMENT. In a reverse repurchase agreement, a fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

O RUSSIA. "Russia" refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

O RUSSIAN COMPANY. "Russian Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or
  (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

O SECURITIES  LENDING. A fund may lend securities to brokers,  dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

O S&P 500. Standard & Poor's 500 Composite Stock Price Index.

O U.S. GOVERNMENT SECURITIES. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

O WARRANT. A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

O WHEN-ISSUED  AND FORWARD  COMMITMENT  SECURITIES.  The Funds may purchase U.S.
  government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a fund. At the time a fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the fund may incur a loss.

O ZERO COUPON BONDS. Zero coupon bonds are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

                               ------------------

                               INVESTMENT MANAGER


                        Lexington Management Corporation
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                            Saddle Brook, N.J. 07663

                                   DISTRIBUTOR
                        Lexington Funds Distributor, Inc.
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                            Saddle Brook, N.J. 07663


                      All shareholder requests for services
                          of any kind shall be sent to:

                                 TRANSFER AGENT
                       State Street Bank and Trust Company
                      c/o National Financial Data Services
                                 Lexington Funds
                                 1004 Baltimore
                           Kansas City, Missouri 64105

                                    CUSTODIAN
                           Chase Manhattan Bank, N.A.
                           1211 Avenue of the Americas
                            New York, New York 10022

                                  LEGAL COUNSEL
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022

                                    AUDITORS
                              KMPG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                               ------------------

                          LEXINGTON MONEY MARKET TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1997

    This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Money Market Trust (the "Trust"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Trust's prospectus at no charge, please write to the Trust at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:


                         Shareholder Services:-1-800-526-0056
                  24 Hour Account Information:-1-800-526-0052

Lexington Management Corporation ("LMC") serves as the Trust's investment adviser. Lexington Funds Distributor, Inc. ("LFD") serves as distributor of shares of the Trust.

                                TABLE OF CONTENTS

                                                                            PAGE

Investment Policy ..........................................................   2

Investment Restrictions ....................................................   2

Yield Calculation ..........................................................   3

Determination of Net Asset Value ...........................................   3

Tax-Sheltered Retirement Plans .............................................   4

Investment Adviser, Distributor and Administrator ..........................   5

Portfolio Transactions .....................................................   6

Dividend, Distribution and Reinvestment Policy .............................   6

Tax Matters ................................................................   7

Custodian, Transfer Agent and Dividend Disbursing Agent ....................   9

Management of the Trust ....................................................   9

Other Information ..........................................................  12

Financial Statements .......................................................  12

                                INVESTMENT POLICY

    In order to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Trust will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Trust may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Trust to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Trust will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Trust will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case the Trust will be subject to risks associated with changes in the market value of the collateral securities. The Trust intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Trust; or (5) Other money market instruments.

Foreign Branches of U.S. Banks

    The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Trust will carefully consider these factors on making such investments, there are no limitations on the percentage of the Trust's portfolio which may be invested in any one type of instrument.

    The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Trust may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions", below.

                             INVESTMENT RESTRICTIONS

    The following investment restrictions adopted by the Trust may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Trust may not: (l) purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase; (2) borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Trust will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Trust will not invest while it has borrowings outstanding; (3) pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above; (4) sell securities short unless at all times while a short position is open the Trust maintains a long position in the same security in an amount at least equal thereto; (5) write or purchase put or call options; (6) purchase securities on margin except the Trust may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (7) make investments for the purpose of exercising control or management; (8) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (9) make loans to other persons, provided that the Trust may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein; (10) lend its portfolio securities, except in conformity with the guidelines set forth below; (11) concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations; (12) purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value)
(13) purchase or hold real estate, commodities or commodity contracts; ( 14 ) invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements; (15) act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or (16) enter into reverse repurchase agreements.




    Lending of portfolio securities: As stated in number (10) above, subject to guidelines established by the Trustees and by the Securities and Exchange
Commission, the Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Trust. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Trust for such time as the loan is outstanding. The Trust will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Trust may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

                                YIELD CALCULATION

    The Trust provides current yield and effective yield quotations, which are calculated in accordance with the regulations of the Securities and Exchange Commission, based upon changes in account value during a recent seven-day base period.


    Current yield quotations are computed by annualizing (on a 365-day basis) the "base period return". The "base period return" is computed by determining the net change exclusive of capital changes in the value of the account, divided by the value of the account at the beginning of the base period. Effective yield is computed by compounding the "base period return". Based upon dividends actually credited to the shareholders' accounts (i.e.: based upon net investment income), the current yield to an investor in the Trust during the last seven calendar days of its fiscal year ended December 31, 1996 was at an annual rate of 4.45% and the effective yield was at an annual rate of 4.55%. The average weighted maturity of investments was 33 days. The current and effective yield are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Trust attempts to keep its net asset value per share at $1.00, but attainment of this objective is not guaranteed. This Statement of Additional Information may be in use for a full year and it can be expected that these yields will fluctuate substantially from the example shown above.


    The current and effective yield figures are not a representation of future yield as the Trust's net income and expenses will vary based on many factors, including changes in short term money market yields generally and the types of instruments in the Trust's portfolio. The stated yield of the Trust may be useful in reviewing the Trust's performance and in providing a basis for comparison with other investment alternatives. However, unlike bank deposits and other investments which pay fixed yields for stated periods of time, the yield of the Trust fluctuates. In addition, other investment companies may calculate yield on a different basis and may purchase securities for their portfolios which have different qualities and maturities than those of the Trust's portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of the Trust is determined as of the close of trading on the New York Stock Exchange each day the Exchange is open for business and at such other times and/or such other days as there is sufficient trading in money market instruments to affect materially the Trust's net asset value per share. Substantially all of the Trust's net income calculated from the immediately preceding determination of net income, is declared daily as dividends (see "Dividend, Distribution and Reinvestment Policy").

    For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Trust's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Trust to maintain a net asset value per share of $1.00. The Trust's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Trust computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Trust results in a lower aggregate portfolio value on a particular day, a prospective investor in the Trust would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Trust would receive less investment income. The converse would apply in a period of rising interest rates.

    The Trust's use of amortized cost and the maintenance of the Trust's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Trust must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in the Trust will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e. "Al/Pl") by both Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's"), two nationally recognized statistical rating organizations ("NRSRO").

    The Trust may invest up to 5% of its assets in any single "Tier I" security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A "Tier I" security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security.

    In addition, the Trust may invest not more than 5% of its assets in "Tier 2" securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Trust's investment advisor. The Trust may invest up to 1% of its assets in any single Tier 2 security.

    The Trust may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Trust's average weighted maturity is 90 days or less.

    The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Trust's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                         TAX-SHELTERED RETIREMENT PLANS

    The Trust makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of LMC at 1-800-526-0056.

INDIVIDUAL RETIREMENT ACCOUNT (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code").


    Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may make a $2,000 annual deductible IRA contribution. For adjusted gross income above $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed.

Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Trust.

    The minimum initial investment to establish a tax-sheltered plan through the Trust is $250 for retirement plan accounts. Subsequent investments are subject to a minimum of $50 for each account.


SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.


CORPORATE PENSION AND PROFIT SHARING PLANS: The Trust makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Trust shares pursuant to any one of the Trust's tax sheltered plans must be carried out in accordance with the provisions of the plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Trust through any of these plans. An investor participating in any of the Trust's special plans has no obligation to continue to invest in the Trust and may terminate the plan with the Trust at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Trust; however, each IRA plan account is subject to an annual maintenance fee of $12.00 charged by State Street Bank and Trust Company (the "Agent").

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    LMC, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Trust and, as such, advises and makes recommendations to the Trust with respect to its investments and investment policies.

    Under the terms of the investment advisory agreement with LMC, as compensation for its services to the Trust, LMC receives monthly from the Trust a fee at the annual rates of 0.5% of that portion of the average daily net assets of the Trust not exceeding $500 million and 0.45% of the average daily net assets of the Trust in excess of $500 million, computed monthly. All fees and expenses are accrued daily and deducted before payment of dividends to investors. Such agreement provides that if in any fiscal year the aggregate expenses of the Trust, exclusive of taxes, brokerage, interest and extraordinary expenses, but including the fees payable to the adviser, exceed 1% of the average daily net assets, LMC will refund monthly to the Trust or bear any such excess.

    Under the terms of the advisory agreement LMC also pays the Trust's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Trust's principal office and the salaries and payroll expense of officers and trustees of the Trust who are also employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Trust pays all its other expenses, including custodian and transfer fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent trustees' fees, and furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes. In addition, the Trust will bear any costs associated with the securities loan program (any such loans will increase the return to the shareholders).

    The investment advisory agreement will automatically terminate if assigned and may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved at least annually by a majority of its trustees, including a majority of trustees who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

    LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent (see below). These clients pay fees which LMC considers comparable to the fee levels for similarly served clients. LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro-rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Trust transaction, LMC believes that the ability of the Trust to participate in combined transactions may generally produce better executions overall.

    LFD also serves as distributor for Trust shares under a Distribution Agreement which is subject to annual approval by a majority of the Trustees, including a majority of those who are not "interested persons".

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian of, transfer agent and provides facilities for such services. The Fund pays LMC a fee, payable monthly, equal to the pro-rata portion of LMC(acute accent)Is actual cost in providing such services and facilities.


    Of the trustees, officers or employees ("affiliated persons") of the Trust, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Jamison, Lavery and Luehs and Mmes. Carnicelli, Carr, Curcio, Gilfillan, Lederer and Mosca (see "Management of the Trust") may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of February 21, 1997, all officers and trustees of the Trust as a group were beneficial owners of less than 1% of the shares of the Trust.


    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc.


    LMC received from the Trust under the advisory agreement the following net fees as of the fiscal year ended December 31, 1994, $503,124; December 31, 1995, $473,889 and December 31, 1996, $450,030.


                             PORTFOLIO TRANSACTIONS

    Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Trust. Transactions are allocated to various dealers by LMC in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Trust has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable LMC to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by LMC under the investment advisory agreement and the expenses of LMC will not necessarily be reduced as a result of the receipt of such supplemental information.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    Substantially all of the Trust's net income will be declared as a dividend daily. The net income of the Trust (from the immediately preceding determination thereof) consists of: (i) all interest income accrued on the portfolio assets of the Trust; (ii) plus or minus all realized and unrealized gains and losses on portfolio assets of the Trust; and (iii) less all expenses of the Trust. Interest income includes discounts earned (including original issue and market discount) on discount paper accrued ratably to the date of maturity. All distributions will be reinvested automatically in additional shares unless specific instructions otherwise are received by the Agent. Dividends are declared, reinvested daily and distributed monthly in the form of additional full and fractional shares at net asset value. Since the net income will be declared as a dividend each time the net income of the Trust is determined, the net asset value per share will normally remain at one dollar per share immediately after each such dividend declaration and determination. If the net income on any one day is a negative amount (for example, if a sharp rise in interest rates causes realized and unrealized losses on portfolio assets in excess of interest income), the Trust will first offset the negative amount against the accrued dividends of each account. If the negative amount should exceed such accrued dividends, the Trust will reduce the number of outstanding shares by treating each shareholder as having contributed to the capital of the Trust that number of full and fractional shares in the account of such shareholder which represents the amount of such excess at the time of the determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Trust. This procedure will permit the net asset value per share of the Trust to be maintained at a constant value of $1.00 per share. If in the view of the Trustees it is inadvisable to continue the practice of maintaining the net asset value of one dollar per share, the Trustees reserve the right to alter the procedure. Shareholders will be notified promptly of any such alteration. Shareholders will be notified annually of the tax status of all distributions.

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company


    The Trust has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Trust is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Trust made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Trust may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Trust from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Trust at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.


    In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


    In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.


    If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Trust intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Trust may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Trust Distributions

    The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.


    The Trust does not expect to realize any long-term capital gains or losses. Distributions by the Trust that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below. Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Trust reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Trust, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.


     Ordinarily, shareholders are required to take distributions by the Trust into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Trust) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


    The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Trust that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares

    The Trust seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Trust will do this. In such a case, a shareholder will recognize gain or loss on the sale or redemption of shares of the Trust in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Trust within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Trust will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.


    If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Trust.


    If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends and any gains realized upon the sale of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


    In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.


    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Trust.

            CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, has been retained to act as Custodian for the Trust's investments and assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the transfer agent and dividend disbursing agent for the Trust. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Trust or in determining which portfolio securities are to be purchased or sold by the Trust or in the declaration of dividends and distributions.

                             MANAGEMENT OF THE TRUST

    The Trustees and executive officers of the Trust and their principal occupations are set forth below:


+S.M.S.  CHADHA  (59),  Trustee.  3/16  Shanti  Niketan,  New Delhi  21,  India.
    Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (52), President and Chairman. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
    National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden & Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER P.E.,  (67),  Trustee.  340 East 72nd Street,  New York,  N.Y.
    10021. Private Investor. Formerly Manager of Operations Research Department, CPC International, Inc.

*+BARBARA R. EVANS (36), Trustee. 5 Fernwood Road, Summit,  N.J. 07901.  Private
    Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE KANTOR (49), Vice President and Trustee. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President, General Manager-Mutual Funds, Lexington Global Asset Managers, Inc.; Executive Vice President and Director, Lexington Funds Distributor, Inc.

+JERARD F. MAHER (50), Trustee. 300 Raritan Center Parkway,  Edison, N.J. 08818.
    General Counsel, Federal Business Center; Counsel, Ribis, Graham & Curtin.

+ANDREW M. McCOSH (56), Trustee.  12 Wyvern Park,  Edinburgh EH 92 JY, Scotland,
    U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

+DONALD B. MILLER (70), Trustee.  10725 Quail Covey Road, Boynton Beach, Florida
    33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, C.E.O. and Director, Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON  (64),  Trustee.  3 Woodfield  Road,  Wellesley,  Massachusetts
    02181.   Associate   Professor   of   Finance,   Boston   College,   Boston,
    Massachusetts.

+MARGARET W. RUSSELL (76),  Trustee. 55 North Mountain Avenue,  Montclair,  N.J.
    07042. Private Investor; formerly Community Affairs Director, Union Camp Corporation.

*+DENIS P. JAMISON (49),  Vice President and Portfolio  Manager.  P.O. Box 1515,
    Saddle Brook, N.J. 07663. Senior Vice President, Director of Fixed Income Strategy, Lexington Management Corporation. Mr. Jamison is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

*+LISA CURCIO (37), Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD M. HISEY (38),  Vice  President and Treasurer.  P.O. Box 1515,  Saddle
    Brook, N.J. 07663. Chief Financial Officer, Managing Director and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Director, Lexington Troika Dialog Russia Fund, Inc.

*+RICHARD LAVERY (42), CLU ChFC,  Vice President.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE A. CARNICELLI (37), Vice President.  P.O. Box 1515,  Saddle Brook, N.J.
    07663.

*+CHRISTIE CARR (29),  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook, N.J.
    07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+SIOBHAN GILFILLAN (33), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663.

*+JOAN K. LEDERER (30), Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+THOMAS LUEHS (35),  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663. Prior to November, 1993, Supervisor Investment Accounting, Alliance Capital Management, Inc.

*+SHERI MOSCA (33),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663.

*+PETER CORNIOTES (34), Assistant  Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Assistant Vice President and Assistant Secretary, Lexington Management Corporation; Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (36), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


    *"Interested person" and/or "affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.


    +Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Jamison, Kantor, Lavery, Luehs, Maher, McCash, Miller and Preston and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Lederer, Mosca and Russell hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

    The Board of Trustees met 5 times during the twelve months ended December 31, 1996, and each of the Trustees attended at least 75% of those meetings.

            Remuneration of Trustees and Certain Executive Officers:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by LMC. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves. Effective September 12, 1995 each Trustee receives annual compensation of $24,000. Prior to September 12, 1995, the Trustees who were not employed by the Fund or its affiliates received annual compensation of $16,000.


    Set forth below is information regarding compensation paid or accrued during the period January 1, 1996 to December 31, 1996 for each Trustee:


--------------------------------------------------------------------------------------------------------------
                                  Aggregate                                                 Number of
                              Compensation from        Total Compensation From        Directorships in Fund
     Name of Director                Fund               Fund and Fund Complex                  Complex
--------------------------------------------------------------------------------------------------------------
  S.M.S. Chadha                      $856                        $13,696                          16
--------------------------------------------------------------------------------------------------------------
  Robert M. DeMichele                  0                            $0                            17
--------------------------------------------------------------------------------------------------------------
  Beverley C. Duer                  $1,712                       $29,110                          17
--------------------------------------------------------------------------------------------------------------
  Barbara R. Evans                     0                             0                            16
--------------------------------------------------------------------------------------------------------------
  Lawrence Kantor                      0                             0                            16
--------------------------------------------------------------------------------------------------------------
  Jerard F. Maher                    $856                        $16,046                          17
--------------------------------------------------------------------------------------------------------------
  Andrew M. McCosh                   $856                        $13,696                          16
--------------------------------------------------------------------------------------------------------------
  Donald B. Miller                  $1,712                       $26,760                          16
--------------------------------------------------------------------------------------------------------------
  Francis Olmsted*                  $1,068                       $16,800                          N/A
--------------------------------------------------------------------------------------------------------------
  John G. Preston                   $1,712                       $26,760                          16
--------------------------------------------------------------------------------------------------------------
  Margaret W. Russell               $1,712                       $25,048                          16
--------------------------------------------------------------------------------------------------------------
  Philip C. Smith                   $1,600                       $25,080                          16
--------------------------------------------------------------------------------------------------------------
  Francis A. Sunderland*             $744                        $10,528                          N/A
--------------------------------------------------------------------------------------------------------------


Retired


Retirement Plan for Eligible Directors/Trustees

    Effective September 12, 1995, the Trustees instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Trustees will be eligible to serve as Honorary Trustees for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.


    Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1996, the estimated credited years of service for Trustees Chadha, Duer, Maher, McCash, Miller, Preston and Russell, are 1, 18, 1, 1, 22, 18 and 15, respectively.


                  Highest Annual Compensation Paid by All Funds
                  ---------------------------------------------
                    $20,000   $25,000   $30,000   $35,000

Years of
Service             Estimated Annual Benefit Upon Retirement
--------            ----------------------------------------

  15         $15,000        $18,750        $22,500        $26,250
  14          14,000         17,500         21,000         24,500
  13          13,000         16,250         19,500         22,750
  12          12,000         15,000         18,000         21,000
  11          11,000         13,750         16,500         19,250
  10          10,000         12,500         15,000         17,500


                               SHAREHOLDER REPORTS


    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.



                                OTHER INFORMATION


    As of February 20, 1997, the following persons were known by the fund management to have owned beneficially, directly or indirectly, five percent or more of the outstanding shares of Lexington Money Market Trust: Edelson Technology Partners, Whiteweld Centre, 300 Tice Blvd., Woodcliff Lake, NJ 07675, 5% and Piedmont Financial Company, P.O. Box 20124, Greensboro, NC 27420, 5%.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996

                                                                                          YIELD TO
                                                                                          MATURITY
    PRINCIPAL                                                                MATURITY    ON DATE OF       VALUE
     AMOUNT                             SECURITY                               DATE       PURCHASE      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER: 91.5%
    $3,400,000   Air Products and Chemicals, Inc. ....................       01/17/97       5.45%      $ 3,391,945
     1,500,000   American Express Credit Corporation .................       01/06/97       6.09         1,498,750
     4,500,000   Avnet, Inc. .........................................       02/18/97       5.58         4,467,300
     4,400,000   Bay States Gas Company ..............................       01/16/97       5.44         4,390,247
     1,950,000   Bellsouth Telecommunications, Inc. ..................       02/14/97       5.47         1,937,249
     3,000,000   Centric Funding Corporation .........................       04/23/97       5.46         2,950,720
     4,500,000   Englehard Corporation ...............................       02/24/97       5.46         4,464,023
     1,400,000   Ford Motor Credit Corporation .......................       01/10/97       5.44         1,398,142
     1,400,000   Ford Motor Credit Corporation .......................       01/15/97       5.43         1,397,109
       600,000   Ford Motor Credit Corporation .......................       01/15/97       5.44           598,760
     1,100,000   Ford Motor Credit Corporation .......................       01/29/97       5.44         1,095,457
     3,300,000   General Electric Capital Corporation ................       01/22/97       5.44         3,289,778
     4,500,000   H.J. Heinz Company ..................................       01/10/97       5.47         4,493,970
     4,100,000   IBMCredit Corporation ...............................       01/24/97       5.42         4,086,117
     2,600,000   John Deere Capital Corporation ......................       01/08/97       5.42         2,597,315
     4,500,000   MetLife Funding, Inc. ...............................       01/13/97       5.44         4,492,050
     4,000,000   Pacific Gas &Electric Company .......................       01/28/97       5.63         3,983,440
     4,000,000   PepsiCo, Inc. .......................................       01/31/97       5.61         3,981,667
     4,500,000   Prudential Funding Corporation ......................       01/14/97       5.43         4,491,388
     4,500,000   Southern California Edison Company ..................       01/10/97       5.41         4,494,038
     4,450,000   USAA Capital Corporation ............................       01/09/97       5.43         4,444,769
     3,000,000   U.S. Central Credit Union ...........................       01/21/97       5.43         2,991,166
     4,500,000   U.S. West Communications, Inc. ......................       01/17/97       5.43         4,489,400
     4,500,000   Vereinsbank Finance (Delaware), Inc. ................       01/09/97       5.49         4,494,610
     2,600,000   Washington Gas Light Company ........................       01/13/97       5.42         2,595,398
     2,300,000   Winn-Dixie Stores, Inc. .............................       01/28/97       5.44         2,290,858
     4,500,000   Xerox Corporation ...................................       01/23/97       5.43         4,485,425
                                                                                                        ----------
                 TOTAL COMMERCIAL PAPER (cost $89,291,091)                                              89,291,091
                                                                                                        ----------


                 ADJUSTABLE RATE NOTE: 3.7%
     3.600,000   Community Health System, Inc. Series A
                 First Union National Bank* (cost $3,600,000) ........       10/01/03       5.90         3,600,000
                                                                                                        ----------


                 U.S. GOVERNMENT OBLIGATION: 1.8%
     1,800,000   Treasury Bills (cost $1,746,246) ....................       07/24/97       5.53         1,746,246
                                                                                                        ----------

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996 (continued)

                                                                                          YIELD TO
                                                                                          MATURITY
    PRINCIPAL                                                                MATURITY    ON DATE OF       VALUE
     AMOUNT                             SECURITY                               DATE       PURCHASE      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                 OTHER U.S. GOVERNMENT OBLIGATIONS: 3.1%
    $3,000,000   Federal Home Loan Mortgage Corporation (cost $2,999,550)    01/02/97       5.49%      $ 2,999,550
                                                                                                       -----------


                 TOTAL INVESTMENTS: 100.1% (cost $97,636,887+) .......                                  97,636,887
                 Liabilities in excess of other assets: (0.1%) .......                                    (110,494)
                                                                                                       -----------


                 TOTAL NET ASSETS: 100.0% (equivalent to $1.00
                 per share on 97,526,393 shares outstanding) .........                                 $97,526,393
                                                                                                       ===========


              *Seven day demand Floating Rate Note.
              +Aggregate cost for Federal income tax purposes is identical.





    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
Investments, at value (cost $97,636,887) (Note 1)                                                     $ 97,636,887
Cash (Note 4) .........................................................................                    184,491
Receivable for shares sold ............................................................                    245,843
Dividends and interest receivable .....................................................                     15,475
                                                                                                      ------------
               Total Assets ...........................................................                 98,082,696
                                                                                                      ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ......................................                     49,106
Payable for shares redeemed ...........................................................                    410,733
Accrued expenses ......................................................................                     96,464
                                                                                                      ------------
               Total Liabilities                                                                           556,303
                                                                                                      ------------
NET ASSETS (equivalent to $1.00 per share on 97,526,393 shares outstanding)
  (Note 3) ............................................................................               $ 97,526,393
                                                                                                      ============
NET ASSETS consist of:
Shares of beneficial interest--$.10 par value .........................................               $  9,752,640
Additional paid-in capital ............................................................                 87,773,753
                                                                                                       -----------
               Total Net Assets .......................................................               $ 97,526,393
                                                                                                      ============

LEXINGTON MONEY MARKET TRUST
STATEMENT OF OPERATIONS
Year ended December 31, 1996

INVESTMENT INCOME
Interest income ........................................................                              $  5,251,888
EXPENSES
     Investment advisory fee (Note 2) ..................................                 $485,139
     Transfer agent and shareholder servicing expenses (Note 2) ........                  206,467
     Printing and mailing expenses .....................................                   90,295
     Accounting expenses (Note 2) ......................................                   69,205
     Professional fees .................................................                   32,135
     Registration fees .................................................                   27,580
     Computer processing fees ..........................................                   19,730
     Directors' fees and expenses ......................................                   18,710
     Custodian fees ....................................................                   17,495
     Other expenses ....................................................                   40,575
                                                                                          -------
               Total expenses ..........................................                1,007,331
               Less: expenses recovered under contract with
                 investment adviser (Note 2) ...........................                   35,109          972,222
                                                                                          -------     ------------
               Net investment income ...................................                                 4,279,666
                                                                                                      ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                              $  4,279,666
                                                                                                      ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1996 and 1995


                                                                                           1996           1995
                                                                                        -----------   ------------

Net investment income .........................................................         $ 4,279,666  $  4,692,894
Distribution to shareholders from net investment income .......................          (4,279,666)   (4,692,894)
Increase (decrease) in net assets from share transactions (Note 3) ............           8,740,435   (23,018,771)
                                                                                        -----------  ------------
Net increase (decrease) in net assets .........................................           8,740,435   (23,018,771)

NET ASSETS
               Beginning of period ............................................          88,785,958   111,804,729
                                                                                        -----------  ------------
               End of period ..................................................         $97,526,393  $ 88,785,958
                                                                                        ===========  ============

   The Notes to Financial Statements are an integral part of these statements.


LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995

1.  SIGNIFICANT ACCOUNTING  POLICIES
Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

      FEDERAL INCOME TAXES It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS   Dividends  are  declared  daily  from  the  total  of  net investment income and net realized gain (loss) on investments.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

    The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required, in accordance with the investment advisory agreement, to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the year ended December 31, 1996 amounted to $35,109 and is set forth in the statement of operations.

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995 (continued)

The Trust also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $147,240 which are incurred by the Trust, but paid by LMC.

3.  SHARES OF BENEFICIAL INTEREST
Transactions (at $1.00 per share) in shares were as follows:

                                                                          YEAR ENDED         YEAR ENDED
                                                                              1996               1995
                                                                          -----------        -----------
            Shares sold ...............................................   159,959,288        171,612,305
            Shares issued to shareholders
              on reinvestment of dividends ............................     3,877,797          4,309,282
                                                                          -----------        -----------
                                                                          163,837,085        175,921,587
            Shares redeemed ...........................................  (155,096,650)      (198,940,358)
                                                                          -----------        -----------
            Net increase (decrease) ...................................     8,740,435        (23,018,771)
                                                                          ===========        ===========

4.  CASH
In order to facilitate the clearing process by check, the Trust maintains a compensating balance with its transfer agent. At December 31, 1996, this compensating balance amounted to $138,100 and is included in cash in the statement of assets and liabilities.

                              -------------------

LEXINGTON MONEY MARKET TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                     -------------------------------
                                                        1996         1995         1994         1993        1992
                                                     ----------    --------     --------     --------    --------
Net asset value, beginning of period ..............      $1.00        $1.00        $1.00        $1.00       $1.00
Income from investment operations:
   Net investment income ..........................     0.0441       0.0495       0.0330       0.0230      0.0299
Less distributions:
   Distributions from net investment income .......    (0.0441)     (0.0495)     (0.0330)     (0.0230)    (0.0299)
                                                       -------      -------      -------      -------     -------
Net asset value, end of period ....................      $1.00        $1.00        $1.00        $1.00       $1.00
                                                       =======      =======      =======      =======     =======
Total return ......................................      4.50%        5.06%        3.35%        2.32%       3.03%

Ratio to average net assets:
     Expenses, before reimbursement
       or waivers .................................      1.04%        1.08%        1.02%        1.00%       1.03%
     Expenses, net of reimbursement
       or waivers .................................      1.00%        1.00%        1.00%        1.00%       1.00%
     Net investment income,
       before reimbursement or waivers ............      4.37%        4.87%        3.30%        2.30%       2.99%
     Net investment income, .......................      4.41%        4.95%        3.32%        2.30%       3.02%
Net assets, end of period (000's omitted) .........    $97,526      $88,786     $111,805      $94,718    $111,453

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Money Market Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Money Market Trust as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Money Market Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 14, 1997